Exhibit 99.2

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income.” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income. We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) are the result of credit-related impairments and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income in accordance with GAAP, we believe that net operating income, and measures that are derived from or in corporate net operating income, are appropriate measures that are useful to investors because they identify the income attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income determined in accordance with GAAP. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 7 of this report reflects net operating income (loss) as determined in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income for the three and twelve months ended December 31, 2007 and 2006. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 63 through 67 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management,” “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for our managed money business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for payment protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums net of cancellations for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our managed money business, insurance in-force and risk in-force. Assets under management for our managed money business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international mortgage insurance and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international mortgage insurance and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our managed money business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of our business at a specific date, rather than a measure of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2007				2006
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$12,751	$12,620	$12,416	$12,197	$12,173	$12,143	$11,977	$11,738
Total accumulated other comprehensive income	727	697	550	1,111	1,157	1,166	233	740

Total stockholders’ equity	$13,478	$13,317	$12,966	$13,308	$13,330	$13,309	$12,210	$12,478

Book value per common share	$30.92	$30.32	$29.30	$30.43	$30.09	$29.44	$26.84	$27.37
Book value per common share, excluding accumulated other comprehensive income	$29.25	$28.73	$28.05	$27.89	$27.48	$26.86	$26.33	$25.74
Common shares outstanding as of balance sheet date	435.9	439.2	442.6	437.4	443.0	452.1	454.9	456.0

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
GAAP Basis ROE	9.8%	11.5%	11.3%	10.9%	11.1%
Operating ROE	11.0%	11.5%	11.0%	11.0%	11.0%

	Three months ended
Quarterly Average ROE	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
GAAP Basis ROE	5.6%	10.8%	12.3%	10.6%	12.3%
Operating ROE	9.9%	11.8%	11.4%	11.2%	11.7%

See page 64 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended December 31, 2007	Twelve months ended December 31, 2007
Weighted-average shares used in basic earnings per common share calculations	437.4	439.7
Dilutive securities:
Stock purchase contracts underlying equity units(1)	—	3.2
Stock options, restricted stock units and stock appreciation rights	3.7	4.7

Weighted-average shares used in diluted earnings per common share calculations	441.1	447.6

(1)

In May 2007, we issued 25.5 million shares in connection with the senior notes included in our Equity Units. On May 18, 2007, we entered into an accelerated stock repurchase agreement to purchase 16.5 million shares of our common stock for an initial aggregate purchase price of $600 million. The senior notes included in our Equity Units remained dilutive through these dates.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Income

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006	2007	2006
REVENUES:
Premiums	$1,670	$1,446	$6,330	$5,802
Net investment income	1,053	1,003	4,135	3,787
Net investment gains (losses)	(214)	8	(332)	(69)
Insurance and investment product fees and other	266	200	992	765

Total revenues	2,775	2,657	11,125	10,285

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,255	1,050	4,580	4,004
Interest credited	385	388	1,552	1,520
Acquisition and operating expenses, net of deferrals	551	446	2,075	1,858
Amortization of deferred acquisition costs and intangibles	209	165	831	686
Interest expense	126	107	481	364

Total benefits and expenses	2,526	2,156	9,519	8,432

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	249	501	1,606	1,853
Provision for income taxes	69	140	452	570
Effective tax rate	27.7%	27.9%	28.1%	30.8%

INCOME FROM CONTINUING OPERATIONS	180	361	1,154	1,283
Income from discontinued operations, net of taxes	—	12	15	41
Gain (loss) on sale of discontinued operations, net of taxes	(2)	—	51	—

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	178	373	1,220	1,324
Cumulative effect of accounting change, net of taxes	—	—	—	4

NET INCOME	$178	$373	$1,220	$1,328

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions, except per share amounts)

		Three months ended December 31,		Twelve months ended December 31,
		2007	2006	2007	2006
	Retirement and Protection:
	Managed Money	$12	$7	$44	$20
	Retirement Income	41	49	212	175
	Institutional	9	10	43	42
	Life Insurance	76	83	310	313
	Long-Term Care Insurance	36	35	153	153

	Total Retirement and Protection	174	184	762	703
	International:
International Mortgage Insurance	—Canada	88	57	270	208
	—Australia	40	46	156	137
	—Other	16	4	29	10
	Payment Protection Insurance	36	33	130	113

	Total International	180	140	585	468
	U.S. Mortgage Insurance	(3)	62	167	259
	Corporate and Other	(37)	(31)	(141)	(113)

	NET OPERATING INCOME(1)	314	355	1,373	1,317

	ADJUSTMENTS TO NET OPERATING INCOME:
	Income from discontinued operations, net of taxes	—	12	15	41
	Gain (loss) on sale of discontinued operations, net of taxes	(2)	—	51	—
	Net investment gains (losses), net of taxes and other adjustments(3)	(134)	6	(205)	(34)
	Expenses related to reorganization, net of taxes	—	—	(14)	—
	Cumulative effect of accounting change, net of taxes	—	—	—	4

	NET INCOME	$178	$373	$1,220	$1,328

	Earnings Per Share Data:
	Earnings per common share
	Basic	$0.41	$0.83	$2.77	$2.91
	Diluted	$0.40	$0.81	$2.73	$2.83
	Net operating earnings per common share
	Basic	$0.72	$0.79	$3.12	$2.89
	Diluted	$0.71	$0.77	$3.07	$2.80 (2)
	Shares outstanding
	Basic	437.4	447.4	439.7	455.9
	Diluted	441.1	460.7	447.6	469.4

(1)

Represents income or loss of our operating segments: Retirement and Protection, International and U.S. Mortgage Insurance, as well as our Corporate and Other activities. The separate financial information of each segment is presented consistently with the manner in which our chief operating decision maker evaluates segment performance and allocates resources in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. See Use of Non-GAAP measures for additional information.

(2)

Net operating earnings per diluted share for the twelve months ended December 31, 2006 has been revised from $2.81, which was originally reported in our Current Report on Form 8-K filed on April 16, 2007 (reflecting our reorganized segment reporting structure and the effects of classifying our group life and health insurance business as discontinued operations) to correct an immaterial rounding error.

(3)	See page 62 for details on the fourth quarter of 2007 net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3		Q2	Q1	Total
REVENUES:
Premiums	$1,670	$1,600	$1,549	$1,511	$6,330	$1,446	$1,505		$1,480	$1,371	$5,802
Net investment income	1,053	1,074	1,024	984	4,135	1,003	932		940	912	3,787
Net investment gains (losses)	(214)	(48)	(51)	(19)	(332)	8	(6)		(49)	(22)	(69)
Insurance and investment product fees and other	266	249	243	234	992	200	184		200	181	765

Total revenues	2,775	2,875	2,765	2,710	11,125	2,657	2,615		2,571	2,442	10,285

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,255	1,168	1,090	1,067	4,580	1,050	1,061		978	915	4,004
Interest credited	385	391	391	385	1,552	388	382		378	372	1,520
Acquisition and operating expenses, net of deferrals	551	540	495	489	2,075	446	493		483	436	1,858
Amortization of deferred acquisition costs and intangibles	209	202	207	213	831	165	160		197	164	686
Interest expense	126	124	124	107	481	107	87		88	82	364

Total benefits and expenses	2,526	2,425	2,307	2,261	9,519	2,156	2,183		2,124	1,969	8,432

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	249	450	458	449	1,606	501	432		447	473	1,853
Provision for income taxes	69	111	137	135	452	140	138		141	151	570

INCOME FROM CONTINUING OPERATIONS	180	339	321	314	1,154	361	294		306	322	1,283
Income from discontinued operations, net of taxes	—	—	5	10	15	12	10		11	8	41
Gain (loss) on sale of discontinued operations, net of taxes	(2)	—	53	—	51	—	—		—	—	—

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	178	339	379	324	1,220	373	304		317	330	1,324
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—		—	4	4

NET INCOME	$178	$339	$379	$324	$1,220	$373	$304		$317	$334	$1,328

Earnings Per Share Data:
Earnings from continuing operations per common share
Basic	$0.41	$0.77	$0.73	$0.71	$2.62	$0.81	$0.64	(1)	$0.67	$0.69	$2.81
Diluted	$0.41	$0.76	$0.72	$0.69	$2.58	$0.78	$0.63		$0.66	$0.67	$2.73
Earnings per common share
Basic	$0.41	$0.77	$0.86	$0.74	$2.77	$0.83	$0.67		$0.70	$0.72	$2.91
Diluted	$0.40	$0.76	$0.84	$0.71	$2.73	$0.81	$0.65		$0.68	$0.70	$2.83
Shares outstanding
Basic	437.4	441.1	439.4	441.0	439.7	447.4	453.8		455.8	467.0	455.9
Diluted	441.1	445.6	449.0	455.0	447.6	460.7	467.2		468.3	479.5	469.4

(1)

Earnings from continuing operations per common share for the three months ended September 30, 2006 have been revised from $0.65, which was originally reported in our Current Report on Form 8-K filed on April 16, 2007 (reflecting our reorganized segment reporting structure and the effects of classifying our group life and health insurance business as discontinued operations) to correct an immaterial rounding error.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Retirement and Protection:
Managed Money	$12	$11	$11	$10	$44	$7	$5	$6	$2	$20
Retirement Income	41	82	43	46	212	49	39	38	49	175
Institutional	9	10	10	14	43	10	9	13	10	42
Life Insurance	76	81	75	78	310	83	79	77	74	313
Long-Term Care Insurance	36	39	41	37	153	35	38	37	43	153

Total Retirement and Protection	174	223	180	185	762	184	170	171	178	703
International:
International Mortgage Insurance—Canada	88	68	59	55	270	57	54	51	46	208
—Australia	40	36	44	36	156	46	26	35	30	137
—Other	16	6	4	3	29	4	1	4	1	10
Payment Protection Insurance	36	30	35	29	130	33	26	29	25	113

Total International	180	140	142	123	585	140	107	119	102	468
U.S. Mortgage Insurance	(3)	39	66	65	167	62	53	72	72	259
Corporate and Other	(37)	(34)	(37)	(33)	(141)	(31)	(33)	(34)	(15)	(113)

NET OPERATING INCOME	314	368	351	340	1,373	355	297	328	337	1,317

ADJUSTMENTS TO NET OPERATING INCOME:
Income from discontinued operations, net of taxes	—	—	5	10	15	12	10	11	8	41
Gain (loss) on sale of discontinued operations, net of taxes	(2)	—	53	—	51	—	—	—	—	—
Net investment gains (losses), net of taxes and other adjustments	(134)	(29)	(30)	(12)	(205)	6	(3)	(22)	(15)	(34)
Expenses related to reorganization, net of taxes	—	—	—	(14)	(14)	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	4	4

NET INCOME	$178	$339	$379	$324	$1,220	$373	$304	$317	$334	$1,328

Earnings Per Share Data:
Earnings per common share
Basic	$0.41	$0.77	$0.86	$0.74	$2.77	$0.83	$0.67	$0.70	$0.72	$2.91
Diluted	$0.40	$0.76	$0.84	$0.71	$2.73	$0.81	$0.65	$0.68	$0.70	$2.83
Net operating earnings per common share
Basic	$0.72	$0.83	$0.80	$0.77	$3.12	$0.79	$0.65	$0.72	$0.72	$2.89
Diluted	$0.71	$0.83	$0.78	$0.75	$3.07	$0.77	$0.63 (1)	$0.70	$0.70	$2.80 (1)
Shares outstanding
Basic	437.4	441.1	439.4	441.0	439.7	447.4	453.8	455.8	467.0	455.9
Diluted	441.1	445.6	449.0	455.0	447.6	460.7	467.2	468.3	479.5	469.4

(1)

Net operating earnings per diluted share for the three months ended September 30, 2006 and the twelve months ended December 31, 2006 have been revised from $0.64 and $2.81, respectively, which was originally reported in our Current Report on Form 8-K filed on April 16, 2007 (reflecting our reorganized segment reporting structure and the effects of classifying our group life and health insurance business as discontinued operations) to correct an immaterial rounding error. This revision has no effect on net operating earnings per share amounts originally reported in our October 26, 2006 earnings release and quarterly financial supplement.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$55,154	$55,775	$55,567	$55,113	$54,684
Equity securities available-for-sale, at fair value	366	247	201	200	197
Commercial mortgage loans	8,953	8,839	8,798	8,508	8,357
Policy loans	1,651	1,650	1,635	1,494	1,489
Other invested assets	4,676	3,803	3,445	3,762	3,846

Total investments	70,800	70,314	69,646	69,077	68,573
Cash and cash equivalents	3,091	3,146	2,956	2,250	2,436
Accrued investment income	773	803	697	810	742
Deferred acquisition costs	7,034	6,842	6,677	6,320	6,183
Intangible assets	914	845	845	802	831
Goodwill	1,600	1,605	1,601	1,604	1,602
Reinsurance recoverable	16,483	16,573	16,658	16,746	16,783
Other assets	822	1,015	880	808	864
Separate account assets	12,798	12,615	11,976	11,216	10,875
Assets associated with discontinued operations	—	—	—	1,925	1,982

Total assets	$114,315	$113,758	$111,936	$111,558	$110,871

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$26,740	$26,380	$26,025	$25,617	$25,234
Policyholder account balances	36,913	37,487	38,188	38,014	38,216
Liability for policy and contract claims	3,693	3,473	3,286	3,216	3,114
Unearned premiums	5,631	5,511	5,073	4,422	4,229
Other liabilities	6,255	6,209	5,766	5,923	5,943
Non-recourse funding obligations	3,455	3,455	3,555	2,765	2,765
Short-term borrowings	200	326	199	250	199
Long-term borrowings	3,903	3,889	3,855	4,032	4,021
Deferred tax liability	1,249	1,096	1,047	1,384	1,522
Separate account liabilities	12,798	12,615	11,976	11,216	10,875
Liabilities associated with discontinued operations	—	—	—	1,411	1,423

Total liabilities	100,837	100,441	98,970	98,250	97,541

Stockholders’ equity:
Common stock	1	1	1	—	—
Additional paid-in capital	11,461	11,440	11,429	10,785	10,759

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(526)	(353)	(181)	418	435
Derivatives qualifying as hedges	473	285	159	309	375
Foreign currency translation and other adjustments	780	765	572	384	347

Total accumulated other comprehensive income (loss)	727	697	550	1,111	1,157
Retained earnings	3,913	3,779	3,484	3,145	2,914
Treasury stock, at cost	(2,624)	(2,600)	(2,498)	(1,733)	(1,500)

Total stockholders’ equity	13,478	13,317	12,966	13,308	13,330

Total liabilities and stockholders’ equity	$114,315	$113,758	$111,936	$111,558	$110,871

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2007
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,710	$10,430	$3,077	$4,447	$74,664
Deferred acquisition costs and intangible assets	8,212	1,155	94	87	9,548
Reinsurance recoverable	16,389	87	7	—	16,483
Other assets	251	220	108	243	822
Separate account assets	12,798	—	—	—	12,798

Total assets	$94,360	$11,892	$3,286	$4,777	$114,315

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$26,740	$—	$—	$—	$26,740
Policyholder account balances	36,877	36	—	—	36,913
Liability for policy and contract claims	2,686	537	467	3	3,693
Unearned premiums	545	5,020	65	1	5,631
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,975	1,835	111	2,583	7,504
Borrowing and capital securities	—	—	—	4,103	4,103
Separate account liabilities	12,798	—	—	—	12,798

Total liabilities	86,176	7,428	643	6,590	100,837

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,344	3,715	2,613	(1,921)	12,751
Allocated accumulated other comprehensive income (loss)	(160)	749	30	108	727

Total stockholders’ equity	8,184	4,464	2,643	(1,813)	13,478

Total liabilities and stockholders’ equity	$94,360	$11,892	$3,286	$4,777	$114,315

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2007
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$57,988	$9,842	$2,953	$3,480	$74,263
Deferred acquisition costs and intangible assets	8,012	1,141	91	48	9,292
Reinsurance recoverable	16,471	97	5	—	16,573
Other assets	237	297	108	373	1,015
Separate account assets	12,615	—	—	—	12,615

Total assets	$95,323	$11,377	$3,157	$3,901	$113,758

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$26,380	$—	$—	$—	$26,380
Policyholder account balances	37,450	37	—	—	37,487
Liability for policy and contract claims	2,615	509	346	3	3,473
Unearned premiums	521	4,941	48	1	5,511
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	3,077	1,668	129	2,431	7,305
Borrowing and capital securities	—	—	—	4,215	4,215
Separate account liabilities	12,615	—	—	—	12,615

Total liabilities	86,213	7,155	523	6,550	100,441

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	9,187	3,486	2,599	(2,652)	12,620
Allocated accumulated other comprehensive income (loss)	(77)	736	35	3	697

Total stockholders’ equity	9,110	4,222	2,634	(2,649)	13,317

Total liabilities and stockholders’ equity	$95,323	$11,377	$3,157	$3,901	$113,758

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of September 30, 2007	$5,719	$980	$63	$—	$6,762
Costs deferred	238	102	10	—	350
Amortization, net of interest accretion(1)	(82)	(94)	(7)	—	(183)
Impact of foreign currency translation	—	4	—	—	4

Unamortized balance as of December 31, 2007	5,875	992	66	—	6,933
Effect of accumulated net unrealized investment gains (losses)	101	—	—	—	101

Balance as of December 31, 2007	$5,976	$992	$66	$—	$7,034

(1)	Amortization, net of interest accretion, includes $(7) million of amortization related to net investment gains (losses) for our policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(2)
Three Months Ended December 31, 2007	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$135	$—	$231	$506	$872	$142	$71	$63	$347	$623	$171	$4	$1,670
Net investment income	2	304	167	171	212	856	49	33	9	47	138	36	23	1,053
Net investment gains (losses)	—	(55)	(128)	(29)	(2)	(214)	—	—	—	(2)	(2)	5	(3)	(214)
Insurance and investment product fees and other	88	55	—	100	6	249	1	—	1	6	8	12	(3)	266

Total revenues	90	439	39	473	722	1,763	192	104	73	398	767	224	21	2,775

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	218	—	202	509	929	26	33	21	60	140	186	—	1,255
Interest credited	—	130	149	61	45	385	—	—	—	—	—	—	—	385
Acquisition and operating expenses, net of deferrals	70	37	2	35	89	233	25	15	27	199	266	35	17	551
Amortization of deferred acquisition costs and intangibles	1	44	1	35	24	105	6	4	2	84	96	7	1	209
Interest expense	—	1	—	56	1	58	1	—	—	7	8	—	60	126

Total benefits and expenses	71	430	152	389	668	1,710	58	52	50	350	510	228	78	2,526

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	9	(113)	84	54	53	134	52	23	48	257	(4)	(57)	249
Provision (benefit) for income taxes	7	(2)	(40)	29	20	14	46	12	7	13	78	(4)	(19)	69

INCOME (LOSS) FROM CONTINUING OPERATIONS	12	11	(73)	55	34	39	88	40	16	35	179	—	(38)	180
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	30	82	21	2	135	—	—	—	1	1	(3)	1	134

NET OPERATING INCOME (LOSS)	$12	$41	$9	$76	$36	$174	$88	$40	$16	$36	$180	$(3)	$(37)	$314

Effective tax rate (operating income)(1)	37.5%	26.4%	31.3%	33.7%	36.5%	32.9%	34.4%	23.8%	30.7%	27.8%	30.7%	65.2%	29.9%	31.3%

(1)

The operating income effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ with the operating income effective tax rate calculated using the rounded numbers in this financial supplement.

(2)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three Months Ended December 31, 2006	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$146	$—	$225	$490	$861	$88	$110	$22	$226	$446	$136	$3	$1,446
Net investment income	1	330	157	156	196	840	30	22	4	45	101	34	28	1,003
Net investment gains (losses)	—	(7)	—	—	1	(6)	2	(1)	—	—	1	4	9	8
Insurance and investment product fees and other	64	40	—	82	3	189	—	—	1	2	3	6	2	200

Total revenues	65	509	157	463	690	1,884	120	131	27	273	551	180	42	2,657

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	223	—	178	492	893	14	52	1	36	103	54	—	1,050
Interest credited	—	153	139	59	37	388	—	—	—	—	—	—	—	388
Acquisition and operating expenses, net of deferrals	53	31	2	32	89	207	15	11	20	142	188	32	19	446
Amortization of deferred acquisition costs and intangibles	—	52	—	33	18	103	3	5	2	45	55	6	1	165
Interest expense	—	1	—	42	—	43	—	—	—	6	6	—	58	107

Total benefits and expenses	53	460	141	344	636	1,634	32	68	23	229	352	92	78	2,156

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	12	49	16	119	54	250	88	63	4	44	199	88	(36)	501
Provision (benefit) for income taxes	5	3	6	36	18	68	30	17	—	11	58	24	(10)	140

INCOME (LOSS) FROM CONTINUING OPERATIONS	7	46	10	83	36	182	58	46	4	33	141	64	(26)	361

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	3	—	—	(1)	2	(1)	—	—	—	(1)	(2)	(5)	(6)

NET OPERATING INCOME (LOSS)	$7	$49	$10	$83	$35	$184	$57	$46	$4	$33	$140	$62	$(31)	$355

Effective tax rate (operating income)	37.6%	7.8%	35.6%	29.7%	32.8%	26.6%	34.4%	26.8%	15.5%	23.8%	29.1%	26.3%	22.4%	27.9%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Twelve Months Ended December 31, 2007	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$558	$—	$940	$1,996	$3,494	$427	$284	$141	$1,345	$2,197	$615	$24	$6,330
Net investment income	6	1,266	675	675	831	3,453	161	116	30	163	470	147	65	4,135
Net investment gains (losses)	—	(110)	(159)	(32)	(15)	(316)	(2)	1	(1)	(5)	(7)	6	(15)	(332)
Insurance and investment product fees and other	330	198	—	376	24	928	1	1	2	25	29	37	(2)	992

Total revenues	336	1,912	516	1,959	2,836	7,559	587	402	172	1,528	2,689	805	72	11,125

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	869	—	804	2,000	3,673	75	134	47	229	485	421	1	4,580
Interest credited	—	551	596	243	162	1,552	—	—	—	—	—	—	—	1,552
Acquisition and operating expenses, net of deferrals	264	140	10	129	344	887	84	54	81	781	1,000	131	57	2,075
Amortization of deferred acquisition costs and intangibles	2	174	2	130	109	417	19	19	6	319	363	33	18	831
Interest expense	—	5	—	205	1	211	3	—	—	25	28	—	242	481

Total benefits and expenses	266	1,739	608	1,511	2,616	6,740	181	207	134	1,354	1,876	585	318	9,519

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	70	173	(92)	448	220	819	406	195	38	174	813	220	(246)	1,606
Provision (benefit) for income taxes	26	22	(33)	161	78	254	137	39	10	47	233	49	(84)	452

INCOME (LOSS) FROM CONTINUING OPERATIONS	44	151	(59)	287	142	565	269	156	28	127	580	171	(162)	1,154
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	61	102	23	11	197	1	—	1	3	5	(4)	7	205
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

NET OPERATING INCOME (LOSS)	$44	$212	$43	$310	$153	$762	$270	$156	$29	$130	$585	$167	$(141)	$1,373

Effective tax rate (operating income)	36.8%	20.8%	34.3%	35.6%	35.4%	32.0%	33.8%	20.1%	27.0%	27.5%	28.8%	22.0%	33.2%	29.4%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Twelve Months Ended December 31, 2006	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$736	$—	$900	$1,858	$3,494	$306	$266	$74	$1,149	$1,795	$486	$27	$5,802
Net investment income	2	1,335	578	586	736	3,237	108	75	18	113	314	140	96	3,787
Net investment gains (losses)	—	(63)	(6)	(4)	9	(64)	3	(2)	—	—	1	6	(12)	(69)
Insurance and investment product fees and other	197	153	—	325	23	698	11	—	1	22	34	26	7	765

Total revenues	199	2,161	572	1,807	2,626	7,365	428	339	93	1,284	2,144	658	118	10,285

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1,015	—	715	1,791	3,521	41	101	10	187	339	141	3	4,004
Interest credited	—	634	504	238	144	1,520	—	—	—	—	—	—	—	1,520
Acquisition and operating expenses, net of deferrals	167	139	8	142	351	807	66	37	64	683	850	136	65	1,858
Amortization of deferred acquisition costs and intangibles	—	173	1	99	95	368	11	15	5	252	283	30	5	686
Interest expense	—	5	—	135	—	140	—	—	—	6	6	—	218	364

Total benefits and expenses	167	1,966	513	1,329	2,381	6,356	118	153	79	1,128	1,478	307	291	8,432

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	32	195	59	478	245	1,009	310	186	14	156	666	351	(173)	1,853
Provision (benefit) for income taxes	12	50	21	167	86	336	101	49	4	43	197	89	(52)	570

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	20	145	38	311	159	673	209	137	10	113	469	262	(121)	1,283
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

INCOME (LOSS) FROM CONTINUING OPERATIONS	20	145	38	311	159	673	209	137	10	113	469	262	(117)	1,287
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	30	4	2	(6)	30	(1)	—	—	—	(1)	(3)	8	34
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

NET OPERATING INCOME (LOSS)	$20	$175	$42	$313	$153	$703	$208	$137	$10	$113	$468	$259	$(113)	$1,317

Effective tax rate (operating income)	37.2%	27.3%	35.5%	34.9%	35.1%	33.3%	32.4%	26.5%	29.2%	27.4%	29.5%	25.1%	27.8%	31.0%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement and Protection

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$872	$861	$887	$874	$3,494	$861	$923	$884	$826	$3,494
Net investment income	856	893	860	844	3,453	840	803	817	777	3,237
Net investment gains (losses)	(214)	(38)	(45)	(19)	(316)	(6)	(6)	(47)	(5)	(64)
Insurance and investment product fees and other	249	233	227	219	928	189	166	178	165	698

Total revenues	1,763	1,949	1,929	1,918	7,559	1,884	1,886	1,832	1,763	7,365

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	929	919	917	908	3,673	893	935	873	820	3,521
Interest credited	385	391	391	385	1,552	388	382	378	372	1,520
Acquisition and operating expenses, net of deferrals	233	220	222	212	887	207	203	208	189	807
Amortization of deferred acquisition costs and intangibles	105	96	112	104	417	103	76	106	83	368
Interest expense	58	59	51	43	211	43	36	35	26	140

Total benefits and expenses	1,710	1,685	1,693	1,652	6,740	1,634	1,632	1,600	1,490	6,356

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	53	264	236	266	819	250	254	232	273	1,009
Provision for income taxes	14	64	83	93	254	68	87	83	98	336

INCOME FROM CONTINUING OPERATIONS	39	200	153	173	565	182	167	149	175	673
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	135	23	27	12	197	2	3	22	3	30

NET OPERATING INCOME	$174	$223	$180	$185	$762	$184	$170	$171	$178	$703

Effective tax rate (operating income)	32.9%	25.7%	35.0%	35.0%	32.0%	26.6%	34.5%	35.8%	35.8%	33.3%

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Managed Money

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	2	2	1	1	6	1	—	1	—	2
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	88	86	81	75	330	64	46	46	41	197

Total revenues	90	88	82	76	336	65	46	47	41	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	70	69	65	60	264	53	38	39	37	167
Amortization of deferred acquisition costs and intangibles	1	1	—	—	2	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	71	70	65	60	266	53	38	39	37	167

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	18	17	16	70	12	8	8	4	32
Provision for income taxes	7	7	6	6	26	5	3	2	2	12

INCOME FROM CONTINUING OPERATIONS	12	11	11	10	44	7	5	6	2	20

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$12	$11	$11	$10	$44	$7	$5	$6	$2	$20

Effective tax rate (operating income)	37.5%	36.6%	36.6%	36.4%	36.8%	37.6%	36.9%	38.0%	35.5%	37.2%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,217	$1,382	$1,427	$1,400	$5,426	$984	$373	$417	$299	$2,073
Dedicated Sales Specialists	257	283	332	312	1,184	233	229	226	283	971

Total Sales	$1,474	$1,665	$1,759	$1,712	$6,610	$1,217	$602	$643	$582	$3,044

ASSETS UNDER MANAGEMENT:
Beginning of period	$21,662	$20,683	$18,806	$17,293	$17,293	$6,766	$6,143	$5,824	$5,180	$5,180
Gross flows	1,474	1,665	1,759	1,712	6,610	1,217	602	643	582	3,044
Redemptions	(733)	(567)	(494)	(431)	(2,225)	(496)	(133)	(165)	(192)	(986)

Net flows	741	1,098	1,265	1,281	4,385	721	469	478	390	2,058
Market performance and product fees	(819)	(119)	612	232	(94)	696	154	(159)	254	945
Acquisitions(1)	—	—	—	—	—	9,110	—	—	—	9,110

End of period	$21,584	$21,662	$20,683	$18,806	$21,584	$17,293	$6,766	$6,143	$5,824	$17,293

Managed Money results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

(1)	On October 20, 2006, we acquired AssetMark Investment Services, Inc., an investment management and advisory company. Assets under management at acquisition date were $9,110 million.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement Income

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$135	$118	$151	$154	$558	$146	$210	$200	$180	$736
Net investment income	304	323	315	324	1,266	330	331	341	333	1,335
Net investment gains (losses)	(55)	(24)	(22)	(9)	(110)	(7)	(7)	(42)	(7)	(63)
Insurance and investment product fees and other	55	53	46	44	198	40	39	38	36	153

Total revenues	439	470	490	513	1,912	509	573	537	542	2,161

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	218	198	221	232	869	223	284	267	241	1,015
Interest credited	130	134	142	145	551	153	158	159	164	634
Acquisition and operating expenses, net of deferrals	37	32	37	34	140	31	36	39	33	139
Amortization of deferred acquisition costs and intangibles	44	44	41	45	174	52	45	40	36	173
Interest expense	1	2	1	1	5	1	2	1	1	5

Total benefits and expenses	430	410	442	457	1,739	460	525	506	475	1,966

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	9	60	48	56	173	49	48	31	67	195
Provision (benefit) for income taxes	(2)	(8)	16	16	22	3	13	11	23	50

INCOME FROM CONTINUING OPERATIONS	11	68	32	40	151	46	35	20	44	145

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	30	14	11	6	61	3	4	18	5	30

NET OPERATING INCOME	$41	$82	$43	$46	$212	$49	$39	$38	$49	$175

Effective tax rate (operating income)	26.4%	-0.2%	33.4%	29.6%	20.8%	7.8%	27.6%	34.4%	34.8%	27.3%

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	3	3	5	4	15	5	5	5	4	19
Net investment gains (losses)	(9)	(9)	1	—	(17)	1	(1)	—	—	—
Insurance and investment product fees and other	51	48	41	38	178	36	33	31	30	130

Total revenues	45	42	47	42	176	42	37	36	34	149

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4	4	(1)	4	11	3	3	3	1	10
Interest credited	4	3	4	4	15	3	3	4	4	14
Acquisition and operating expenses, net of deferrals	13	10	12	10	45	6	9	10	6	31
Amortization of deferred acquisition costs and intangibles	14	10	7	7	38	6	6	6	5	23
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	35	27	22	25	109	18	21	23	16	78

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	10	15	25	17	67	24	16	13	18	71
Provision (benefit) for income taxes	(1)	(19)	7	2	(11)	5	1	4	5	15

INCOME FROM CONTINUING OPERATIONS	11	34	18	15	78	19	15	9	13	56

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	6	6	(1)	—	11	(1)	1	—	—	—

NET OPERATING INCOME	$17	$40	$17	$15	$89	$18	$16	$9	$13	$56

Effective tax rate (operating income)	12.1%	-65.7%	28.7%	10.9%	-5.5%	20.8%	7.7%	27.7%	29.7%	21.2%

SALES:
Sales by Product:
Income Distribution Series(1)	$606	$528	$472	$409	$2,015	$400	$327	$307	$264	$1,298
Traditional Variable Annuities	151	136	153	134	574	130	111	140	138	519
Variable Life	3	1	3	1	8	3	3	1	4	11

Total Sales	$760	$665	$628	$544	$2,597	$533	$441	$448	$406	$1,828

Sales by Distribution Channel:
Financial Intermediaries	$716	$609	$592	$513	$2,430	$498	$408	$420	$375	$1,701
Independent Producers	10	20	13	12	55	10	12	9	9	40
Dedicated Sales Specialists	34	36	23	19	112	25	21	19	22	87

Total Sales	$760	$665	$628	$544	$2,597	$533	$441	$448	$406	$1,828

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$3,978	$3,361	$2,813	$2,402	$2,402	$1,929	$1,555	$1,235	$911	$911
Deposits	625	543	482	421	2,071	411	334	350	281	1,376
Surrenders, benefits and product charges	(98)	(78)	(66)	(60)	(302)	(43)	(28)	(25)	(16)	(112)

Net flows	527	465	416	361	1,769	368	306	325	265	1,264
Interest credited and investment performance	30	152	132	50	364	105	68	(5)	59	227

Account value, net of reinsurance, end of period	4,535	3,978	3,361	2,813	4,535	2,402	1,929	1,555	1,235	2,402

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	2,262	2,098	1,905	1,780	1,780	1,585	1,458	1,360	1,182	1,182
Deposits	148	133	149	130	560	126	105	147	132	510
Surrenders, benefits and product charges	(50)	(48)	(56)	(41)	(195)	(35)	(32)	(30)	(32)	(129)

Net flows	98	85	93	89	365	91	73	117	100	381
Interest credited and investment performance	(15)	79	100	36	200	104	54	(19)	78	217

Account value, net of reinsurance, end of period	2,345	2,262	2,098	1,905	2,345	1,780	1,585	1,458	1,360	1,780

Variable Life Insurance
Account value, beginning of the period	414	408	396	391	391	371	367	377	363	363
Deposits	6	6	7	5	24	7	7	7	9	30
Surrenders, benefits and product charges	(13)	(15)	(14)	(12)	(54)	(10)	(13)	(12)	(13)	(48)

Net flows	(7)	(9)	(7)	(7)	(30)	(3)	(6)	(5)	(4)	(18)
Interest credited and investment performance	(4)	15	19	12	42	23	10	(5)	18	46

Account value, end of period	403	414	408	396	403	391	371	367	377	391

Total Retirement Income—Fee-Based	$7,283	$6,654	$5,867	$5,114	$7,283	$4,573	$3,885	$3,380	$2,972	$4,573

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$135	$118	$151	$154	$558	$146	$210	$200	$180	$736
Net investment income	301	320	310	320	1,251	325	326	336	329	1,316
Net investment gains (losses)	(46)	(15)	(23)	(9)	(93)	(8)	(6)	(42)	(7)	(63)
Insurance and investment product fees and other	4	5	5	6	20	4	6	7	6	23

Total revenues	394	428	443	471	1,736	467	536	501	508	2,012

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	214	194	222	228	858	220	281	264	240	1,005
Interest credited	126	131	138	141	536	150	155	155	160	620
Acquisition and operating expenses, net of deferrals	24	22	25	24	95	25	27	29	27	108
Amortization of deferred acquisition costs and intangibles	30	34	34	38	136	46	39	34	31	150
Interest expense	1	2	1	1	5	1	2	1	1	5

Total benefits and expenses	395	383	420	432	1,630	442	504	483	459	1,888

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	45	23	39	106	25	32	18	49	124
Provision (benefit) for income taxes	(1)	11	9	14	33	(2)	12	7	18	35

INCOME (LOSS) FROM CONTINUING OPERATIONS	—	34	14	25	73	27	20	11	31	89
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	24	8	12	6	50	4	3	18	5	30

NET OPERATING INCOME	$24	$42	$26	$31	$123	$31	$23	$29	$36	$119

Effective tax rate (operating income)	34.3%	26.9%	36.1%	36.2%	32.9%	-1.3%	37.3%	36.5%	36.4%	29.9%

SALES:
Sales by Product:
Structured Settlements	$12	$5	$30	$47	$94	$10	$37	$43	$47	$137
Single Premium Immediate Annuities	189	208	218	200	815	228	250	215	200	893
Fixed Annuities	185	145	106	167	603	202	360	261	189	1,012

Total Sales	$386	$358	$354	$414	$1,512	$440	$647	$519	$436	$2,042

Sales by Distribution Channel:
Financial Intermediaries	$299	$250	$239	$275	$1,063	$322	$517	$409	$323	$1,571
Independent Producers	82	99	109	131	421	108	112	106	107	433
Dedicated Sales Specialists	5	9	6	8	28	10	18	4	6	38

Total Sales	$386	$358	$354	$414	$1,512	$440	$647	$519	$436	$2,042

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$124	$114	$124	$111	$473	$137	$178	$160	$129	$604
Structured Settlements	11	4	27	43	85	9	32	40	51	132

Total Premiums	$135	$118	$151	$154	$558	$146	$210	$200	$180	$736

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$12,368	$12,886	$13,522	$13,972	$13,972	$14,449	$14,835	$15,241	$15,547	$15,547
Deposits	215	184	144	207	750	245	424	326	267	1,262
Surrenders, benefits and product charges	(618)	(815)	(899)	(781)	(3,113)	(855)	(947)	(871)	(718)	(3,391)

Net flows	(403)	(631)	(755)	(574)	(2,363)	(610)	(523)	(545)	(451)	(2,129)
Interest credited	108	113	119	124	464	133	137	139	145	554

Account value, net of reinsurance, end of period	12,073	12,368	12,886	13,522	12,073	13,972	14,449	14,835	15,241	13,972

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,458	6,367	6,261	6,174	6,174	6,064	5,888	5,772	5,680	5,680
Premiums and deposits	226	247	261	237	971	269	294	290	250	1,103
Surrenders, benefits and product charges	(102)	(241)	(240)	(234)	(817)	(242)	(200)	(252)	(238)	(932)

Net flows	124	6	21	3	154	27	94	38	12	171
Interest credited	86	85	85	84	340	83	82	78	80	323

Account value, net of reinsurance, end of period	6,668	6,458	6,367	6,261	6,668	6,174	6,064	5,888	5,772	6,174

Structured Settlements
Account value, net of reinsurance, beginning of period	1,092	1,088	1,058	1,011	1,011	1,003	966	925	871	871
Premiums and deposits	12	5	30	47	94	9	37	45	58	149
Surrenders, benefits and product charges	(15)	(15)	(15)	(14)	(59)	(15)	(14)	(17)	(16)	(62)

Net flows	(3)	(10)	15	33	35	(6)	23	28	42	87
Interest credited	14	14	15	14	57	14	14	13	12	53

Account value, net of reinsurance, end of period	1,103	1,092	1,088	1,058	1,103	1,011	1,003	966	925	1,011

Total Retirement Income—Spread-Based, net of reinsurance	$19,844	$19,918	$20,341	$20,841	$19,844	$21,157	$21,516	$21,689	$21,938	$21,157

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	167	175	167	166	675	157	144	145	132	578
Net investment gains (losses)	(128)	(20)	(6)	(5)	(159)	—	(1)	(3)	(2)	(6)
Insurance and investment product fees and other	—	—	—	—	—	—	—	—	—	—

Total revenues	39	155	161	161	516	157	143	142	130	572

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	149	157	149	141	596	139	128	123	114	504
Acquisition and operating expenses, net of deferrals	2	3	2	3	10	2	2	2	2	8
Amortization of deferred acquisition costs and intangibles	1	—	1	—	2	—	1	—	—	1
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	152	160	152	144	608	141	131	125	116	513

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(113)	(5)	9	17	(92)	16	12	17	14	59
Provision (benefit) for income taxes	(40)	(2)	3	6	(33)	6	4	6	5	21

INCOME (LOSS) FROM CONTINUING OPERATIONS	(73)	(3)	6	11	(59)	10	8	11	9	38
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	82	13	4	3	102	—	1	2	1	4

NET OPERATING INCOME	$9	$10	$10	$14	$43	$10	$9	$13	$10	$42

Effective tax rate (operating income)	31.3%	34.7%	35.1%	35.5%	34.3%	35.6%	35.4%	35.4%	35.4%	35.5%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$32	$24	$42	$22	$120	$85	$146	$29	$57	$317
Funding Agreements Backing Notes	520	200	650	600	1,970	800	450	300	700	2,250
Funding Agreements	—	—	315	—	315	—	—	50	—	50

Total Sales	$552	$224	$1,007	$622	$2,405	$885	$596	$379	$757	$2,617

Institutional products are sold through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Institutional

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$11,292	$11,515	$10,724	$10,483	$10,483	$9,812	$9,886	$9,766	$9,777	$9,777
Deposits(2)	762	323	1,107	722	2,914	971	676	498	980	3,125
Surrenders and benefits(2)	(1,226)	(710)	(460)	(629)	(3,025)	(439)	(878)	(501)	(1,105)	(2,923)

Net flows	(464)	(387)	647	93	(111)	532	(202)	(3)	(125)	202
Interest credited	147	154	147	141	589	139	128	123	114	504
Foreign currency translation	7	10	(3)	7	21	—	—	—	—	—

Account value, end of period	$10,982	$11,292	$11,515	$10,724	$10,982	$10,483	$9,812	$9,886	$9,766	$10,483

By Contract Type:
Guaranteed Investment Contracts	$1,602	$1,790	$1,921	$2,073		$2,241	$2,373	$2,619	$2,849
Funding Agreements Backing Notes	6,721	6,591	6,578	5,953		5,544	4,741	4,569	4,270
Funding Agreements	2,659	2,911	3,016	2,698		2,698	2,698	2,698	2,647

	$10,982	$11,292	$11,515	$10,724		$10,483	$9,812	$9,886	$9,766

Funding Agreements By Liquidity Provisions:
90 day	$170	$270	$375	$425		$425	$425	$425	$425
180 day	500	500	500	450		450	450	450	450
No put	1,135	1,285	1,285	1,235		1,235	1,235	1,485	1,485
Rolling maturity(1)	840	840	840	575		575	575	325	275
Accrued interest	14	16	16	13		13	13	13	12

Total funding agreements	$2,659	$2,911	$3,016	$2,698		$2,698	$2,698	$2,698	$2,647

(1)	Includes products having a 12 and 13 month rolling maturity.
(2)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended December 31, 2007 and 2006, surrenders and deposits that were redeposited and are now reflected under “Deposits” amounted to $210 million and $60 million, respectively. For the twelve months ended December 31, 2007 and 2006, surrenders and deposits included $510 million and $475 million, respectively, that were redeposited and reflected under “Deposits.”

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$231	$236	$238	$235	$940	$225	$228	$226	$221	$900
Net investment income	171	183	164	157	675	156	146	146	138	586
Net investment gains (losses)	(29)	4	(7)	—	(32)	—	(3)	(1)	—	(4)
Insurance and investment product fees and other	100	88	95	93	376	82	74	86	83	325

Total revenues	473	511	490	485	1,959	463	445	457	442	1,807

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	202	204	202	196	804	178	183	171	183	715
Interest credited	61	60	62	60	243	59	59	60	60	238
Acquisition and operating expenses, net of deferrals	35	32	31	31	129	32	39	35	36	142
Amortization of deferred acquisition costs and intangibles	35	27	36	32	130	33	7	38	21	99
Interest expense	56	57	50	42	205	42	34	34	25	135

Total benefits and expenses	389	380	381	361	1,511	344	322	338	325	1,329

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	84	131	109	124	448	119	123	119	117	478
Provision for income taxes	29	47	39	46	161	36	45	43	43	167

INCOME FROM CONTINUING OPERATIONS	55	84	70	78	287	83	78	76	74	311

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	21	(3)	5	—	23	—	1	1	—	2

NET OPERATING INCOME	$76	$81	$75	$78	$310	$83	$79	$77	$74	$313

Effective tax rate (operating income)	33.7%	36.1%	35.3%	37.1%	35.6%	29.7%	36.6%	36.6%	36.5%	34.9%

SALES:
Sales by Product:
Term Life	$26	$28	$29	$29	$112	$33	$36	$37	$34	$140
Universal Life:
Annualized first-year deposits	14	15	15	11	55	13	9	10	9	41
Excess deposits(1)	64	53	41	48	206	33	24	22	19	98

Total Universal Life	78	68	56	59	261	46	33	32	28	139

Total Sales	$104	$96	$85	$88	$373	$79	$69	$69	$62	$279

Sales by Distribution Channel:
Financial Intermediaries	$2	$1	$2	$1	$6	$1	$1	$1	$1	$4
Independent Producers	102	95	83	87	367	78	68	68	61	275

Total Sales	$104	$96	$85	$88	$373	$79	$69	$69	$62	$279

(1)	Excess deposits reported in the fourth quarter of 2006 include $8 million of sales from the second and third quarters of 2006 not previously recognized.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2007				2006
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$464,411	$457,001	$449,654	$439,380	$429,803	$422,163	$409,103	$393,812
Life insurance in-force before reinsurance	$618,379	$614,248	$610,071	$602,725	$595,045	$583,780	$571,014	$554,472
Universal and whole life insurance
Life insurance in-force, net of reinsurance	$42,181	$41,638	$41,303	$40,912	$40,669	$41,595	$40,850	$40,890
Life insurance in-force before reinsurance	$51,175	$50,737	$50,290	$49,834	$49,572	$49,337	$49,207	$49,335
Total life insurance
Life insurance in-force, net of reinsurance	$506,592	$498,639	$490,957	$480,292	$470,472	$463,758	$449,953	$434,702
Life insurance in-force before reinsurance	$669,554	$664,985	$660,361	$652,559	$644,617	$633,117	$620,221	$603,807

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care Insurance

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$506	$507	$498	$485	$1,996	$490	$485	$458	$425	$1,858
Net investment income	212	210	213	196	831	196	182	184	174	736
Net investment gains (losses)	(2)	2	(10)	(5)	(15)	1	5	(1)	4	9
Insurance and investment product fees and other	6	6	5	7	24	3	7	8	5	23

Total revenues	722	725	706	683	2,836	690	679	649	608	2,626

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	509	517	494	480	2,000	492	468	435	396	1,791
Interest credited	45	40	38	39	162	37	37	36	34	144
Acquisition and operating expenses, net of deferrals	89	84	87	84	344	89	88	93	81	351
Amortization of deferred acquisition costs and intangibles	24	24	34	27	109	18	23	28	26	95
Interest expense	1	—	—	—	1	—	—	—	—	—

Total benefits and expenses	668	665	653	630	2,616	636	616	592	537	2,381

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	54	60	53	53	220	54	63	57	71	245
Provision for income taxes	20	20	19	19	78	18	22	21	25	86

INCOME FROM CONTINUING OPERATIONS	34	40	34	34	142	36	41	36	46	159

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	2	(1)	7	3	11	(1)	(3)	1	(3)	(6)

NET OPERATING INCOME	$36	$39	$41	$37	$153	$35	$38	$37	$43	$153

Effective tax rate (operating income)	36.5%	33.3%	35.8%	35.9%	35.4%	32.8%	35.8%	35.8%	35.8%	35.1%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$7	$6	$7	$7	$27	$7	$6	$5	$6	$24
Independent Producers	25	25	23	24	97	24	27	22	21	94
Dedicated Sales Specialist	13	13	11	10	47	11	11	14	14	50

Total Individual Long-Term Care	45	44	41	41	171	42	44	41	41	168
Group Long-Term Care	1	—	1	—	2	—	—	1	—	1
Medicare Supplement and Other A&H	10	8	7	7	32	7	7	9	7	30
Linked-Benefits	10	8	5	4	27	3	—	—	—	3

Total Sales	$66	$60	$54	$52	$232	$52	$51	$51	$48	$202

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$442	$444	$430	$419	$1,735	$423	$418	$407	$399	$1,647
Loss Ratio(1)	67.5%	70.0%	67.8%	65.4%	66.6%	71.5%	65.6%	64.4%	59.6%	65.4%
Gross Benefits Ratio(2)	105.0%	106.4%	103.9%	101.0%	102.5%	106.3%	99.1%	98.0%	92.7%	99.1%
Medicare Supplement and A&H(3)
Earned Premium	$66	$65	$69	$67	$267	$69	$69	$53	$26	$217
Loss Ratio(1)	66.2%	66.8%	68.4%	80.7%	74.5%	60.7%	76.5%	67.6%	94.6%	71.4%

(1)

We calculate the loss ratio for our Long-Term Care Insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.
(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$623	$572	$509	$493	$2,197	$446	$454	$473	$422	$1,795
Net investment income	138	131	113	88	470	101	75	71	67	314
Net investment gains (losses)	(2)	—	(5)	—	(7)	1	(1)	—	1	1
Insurance and investment product fees and other	8	8	7	6	29	3	10	12	9	34

Total revenues	767	711	624	587	2,689	551	538	556	499	2,144

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	140	126	112	107	485	103	81	80	75	339
Acquisition and operating expenses, net of deferrals	266	281	229	224	1,000	188	228	226	208	850
Amortization of deferred acquisition costs and intangibles	96	94	86	87	363	55	73	83	72	283
Interest expense	8	6	10	4	28	6	—	—	—	6

Total benefits and expenses	510	507	437	422	1,876	352	382	389	355	1,478

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	257	204	187	165	813	199	156	167	144	666
Provision for income taxes	78	65	48	42	233	58	49	48	42	197

INCOME FROM CONTINUING OPERATIONS	179	139	139	123	580	141	107	119	102	469

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	1	3	—	5	(1)	—	—	—	(1)

NET OPERATING INCOME (1)	$180	$140	$142	$123	$585	$140	$107	$119	$102	$468

Effective tax rate (operating income)	30.7%	32.2%	25.7%	25.3%	28.8%	29.1%	30.9%	29.1%	29.0%	29.5%

(1)	Net operating income adjusted for foreign exchange for our International segment was $154 million and $533 million for the three and twelve months ended December 31, 2007, respectively.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2007					2006

	Q4(3)	Q3	Q2	Q1	Total	Q4(3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$142	$108	$94	$83	$427	$88	$78	$72	$68	$306
Net investment income(4)	49	52	31	29	161	30	27	26	25	108
Net investment gains (losses)	—	(2)	—	—	(2)	2	—	—	1	3
Insurance and investment product fees and other	1	—	—	—	1	—	3	5	3	11

Total revenues	192	158	125	112	587	120	108	103	97	428

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	26	20	16	13	75	14	11	5	11	41
Acquisition and operating expenses, net of deferrals(4)	25	31	15	13	84	15	16	19	16	66
Amortization of deferred acquisition costs and intangibles	6	4	5	4	19	3	3	3	2	11
Interest expense	1	1	—	1	3	—	—	—	—	—

Total benefits and expenses	58	56	36	31	181	32	30	27	29	118

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	134	102	89	81	406	88	78	76	68	310
Provision for income taxes	46	35	30	26	137	30	24	25	22	101

INCOME FROM CONTINUING OPERATIONS	88	67	59	55	269	58	54	51	46	209

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	—	—	1	(1)	—	—	—	(1)

NET OPERATING INCOME(1)	$88	$68	$59	$55	$270	$57	$54	$51	$46	$208

Effective tax rate (operating income)	34.4%	34.2%	33.3%	32.6%	33.8%	34.4%	30.4%	32.3%	32.3%	32.4%

SALES:
New Insurance Written (NIW):
Flow	$8,100	$11,000	$9,600	$6,000	$34,700	$6,500	$8,100	$6,000	$4,000	$24,600
Bulk	7,800	1,300	11,900	400	21,400	300	2,700	200	—	3,200

Total International Mortgage Insurance Canada NIW(2)	$15,900	$12,300	$21,500	$6,400	$56,100	$6,800	$10,800	$6,200	$4,000	$27,800

(1)     Net operating income for our Canada platform adjusted for foreign exchange was $75 million and $251 million for the three and twelve months ended December 31, 2007, respectively.

(2)     New insurance written for our Canada platform adjusted for foreign exchange was $13,700 million and $52,500 million for the three and twelve months ended December 31, 2007, respectively.

(3)     Included in the results for the fourth quarters of 2007 and 2006 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $13 million in the fourth quarter of 2007 and favorably impacted net operating income by $5 million in the fourth quarter of 2006. For further details, see page 38 in this quarterly financial supplement.

(4)     The three months ended September 30, 2007 includes a reclassification of expense of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods. Below is the respective expense amount related to each quarter.

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	$ —	$7	$6	$3	$16	$4	$5	$3	$2	$14

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2007					2006
	Q4(3)	Q3	Q2	Q1	Total	Q4(3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$71	$73	$72	$68	$284	$110	$48	$57	$51	$266
Net investment income	33	30	31	22	116	22	20	17	16	75
Net investment gains (losses)	—	3	(2)	—	1	(1)	(1)	—	—	(2)
Insurance and investment product fees and other	—	—	—	1	1	—	—	—	—	—

Total revenues	104	106	101	91	402	131	67	74	67	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	33	36	34	31	134	52	18	17	14	101
Acquisition and operating expenses, net of deferrals	15	14	13	12	54	11	8	9	9	37
Amortization of deferred acquisition costs and intangibles	4	5	5	5	19	5	4	2	4	15
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	52	55	52	48	207	68	30	28	27	153

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	52	51	49	43	195	63	37	46	40	186
Provision for income taxes	12	13	7	7	39	17	11	11	10	49

INCOME FROM CONTINUING OPERATIONS	40	38	42	36	156	46	26	35	30	137

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	2	—	—	—	—	—	—	—

NET OPERATING INCOME(1)	$40	$36	$44	$36	$156	$46	$26	$35	$30	$137

Effective tax rate (operating income)	23.8%	25.6%	14.9%	15.5%	20.1%	26.8%	27.0%	26.0%	26.1%	26.5%

SALES:
New Insurance Written (NIW):
Flow	$11,600	$11,400	$11,600	$10,800	$45,400	$9,800	$10,700	$9,400	$11,900	$41,800
Bulk	900	7,000	5,900	2,300	16,100	800	1,800	200	500	3,300

Total International Mortgage Insurance Australia NIW(2)	$12,500	$18,400	$17,500	$13,100	$61,500	$10,600	$12,500	$9,600	$12,400	$45,100

(1)	Net operating income for our Australia platform adjusted for foreign exchange was $34 million and $139 million for the three and twelve months ended December 31, 2007, respectively.

(2)	New insurance written for our Australia platform adjusted for foreign exchange was $10,800 million and $55,500 million for the three and twelve months ended December 31, 2007, respectively.

(3)

Included in the results for the fourth quarters of 2007 and 2006 are adjustments related to the premium recognition curve and loss factor updates. These adjustments unfavorably impacted net operating income by $4 million in the fourth quarter of 2007 and favorably impacted net operating income by $10 million in the fourth quarter of 2006. For further details, see page 38 in this quarterly financial supplement.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Other International Mortgage Insurance

(amounts in millions)

	2007					2006
	Q4(3)	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$63	$27	$29	$22	$141	$22	$18	$22	$12	$74
Net investment income	9	9	7	5	30	4	5	5	4	18
Net investment gains (losses)	—	—	(1)	—	(1)	—	—	—	—	—
Insurance and investment product fees and other	1	1	—	—	2	1	—	—	—	1

Total revenues	73	37	35	27	172	27	23	27	16	93

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	10	11	5	47	1	3	4	2	10
Acquisition and operating expenses, net of deferrals	27	18	18	18	81	20	17	16	11	64
Amortization of deferred acquisition costs and intangibles	2	2	1	1	6	2	1	1	1	5
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	50	30	30	24	134	23	21	21	14	79

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	23	7	5	3	38	4	2	6	2	14
Provision for income taxes	7	2	1	—	10	—	1	2	1	4

INCOME FROM CONTINUING OPERATIONS	16	5	4	3	28	4	1	4	1	10

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	—	—	1	—	—	—	—	—

NET OPERATING INCOME(1)	$16	$6	$4	$3	$29	$4	$1	$4	$1	$10

Effective tax rate (operating income)	30.7%	30.2%	21.2%	-1.6%	27.0%	15.5%	-10.7%	25.5%	25.8%	29.2%
SALES:
New Insurance Written (NIW):
Flow	$3,300	$4,700	$5,100	$4,900	$18,000	$5,400	$4,600	$4,600	$3,800	$18,400
Bulk	900	800	400	3,800	5,900	2,800	800	1,300	200	5,100

Total Other International NIW(2)	$4,200	$5,500	$5,500	$8,700	$23,900	$8,200	$5,400	$5,900	$4,000	$23,500

(1)	Net operating income for our Other International platform adjusted for foreign exchange was $14 million and $26 million for the three and twelve months ended December 31, 2007, respectively.

(2)	New insurance written for our Other International platform adjusted for foreign exchange was $3,900 million and $22,400 million for the three and twelve months ended December 31, 2007, respectively.

(3)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $14 million in the fourth quarter of 2007. For further details, see page 38 in this quarterly financial supplement.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Premium Recognition Curve and Loss Factor Update—International Mortgage Insurance

(amounts in millions)

	International Mortgage Insurance—2007					International Mortgage Insurance—2006
	Q4 ‘07 Before Impact of Adjustments	Adjustments			Q4 ‘07 Reported	Q4 ‘06 Before Impact of Adjustments		Adjustments		Q4 ‘06 Reported
		Canada	Australia	Other International				Canada	Australia
REVENUES:
Premiums	$229	$21	$(6)	$30	$274	$160		$8	$52	$220
Net investment income	91	—	—	—	91	56		—	—	56
Net investment gains (losses)	—	—	—	—	—	1		—	—	1
Insurance and investment product fees and other	2	—	—	—	2	1		—	—	1

Total revenues	322	21	(6)	30	367	218		8	52	278

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	78	—	—	2	80	33		—	34	67
Acquisition and operating expenses, net of deferrals	60	—	—	7	67	46		—	—	46
Amortization of deferred acquisition costs and intangibles	11	1	—	—	12	7		—	3	10
Interest expense	1	—	—	—	1	—		—	—	—

Total benefits and expenses	150	1	—	9	160	86		—	37	123

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	172	20	(6)	21	207	132		8	15	155
Provision (benefit) for income taxes	53	7	(2)	7	65	39		3	5	47

INCOME FROM CONTINUING OPERATIONS	119	13	(4)	14	142	93		5	10	108
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	(1)		—	—	(1)

NET OPERATING INCOME	$119	$13	$(4)	$14	$142	$92		$5	$10	$107

Loss Ratio(1)	34%				29%	21%				30%
Loss Ratio by Platform
Canada(1)	22%				18%	18%				16%
Australia(1)	44%				46%	31	%(2)			47%
Other International(1)	59%				33%

(1)	Loss ratios are calculated by dividing benefits and other changes in policy reserves by premiums.

(2)

The Australia loss ratio before impact of adjustments in 2006 included $6 million of premiums recognized from excess cancellations. Excluding the excess cancellations during 4Q06, our loss ratio was 35%. There were no excess cancellations in 2007.

Non-GAAP Definition of Loss Ratio Before Impact of Adjustments

The results and ratios “before impact of adjustments” are non-GAAP measures based on financial information not in accordance with GAAP. The adjustments included on this page include the impact of the cumulative adjustment of earned premiums, with a related amortization of deferred acquisition costs adjustment, and the increase to losses due to an update of loss factors. The cumulative adjustment of earned premiums is the result of a study to update the amortization pattern of unearned premiums based on historical experience and estimated expected future expiration of risk. Management believes the loss ratios before the impact of the adjustments enhances understanding of our loss experience of our Mortgage Insurance business. However, the loss ratios “before impact of adjustments” should not be viewed as a substitute for the loss ratios calculated based on GAAP financial information.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$225	$301	$262	$137	$925	$145	$178	$123	$79	$525
Australia	109	102	108	102	421	75	91	74	93	333
Other International	28	49	58	83	218	62	42	47	32	183

Total International Net Premiums Written	$362	$452	$428	$322	$1,564	$282	$311	$244	$204	$1,041

Loss Ratio(1)
Canada	18%	18%	17%	16%	18%	16%	14%	7%	16%	13%
Australia	46%	49%	47%	46%	47%	47%	37%	30%	29%	38%
Other International	33%	38%	37%	24%	33%	6%	18%	15%	14%	13%
Total International Loss Ratio	29%	32%	31%	29%	30%	30%	22%	17%	21%	24%

Expense Ratio(2)
Canada	13%	12%	7%	12%	11%	13%	11%	18%	23%	15%
Australia	18%	18%	17%	17%	17%	22%	13%	15%	14%	16%
Other International	100%	38%	34%	23%	40%	34%	43%	34%	41%	37%
Total International Expense Ratio	22%	16%	13%	16%	17%	20%	16%	20%	21%	19%

Expense Ratio Adjusted for Canada Reclassification(3)
Canada	13%	9%	10%	15%	11%	15%	13%	21%	25%	17%
Total International Expense Ratio	22%	14%	15%	18%	17%	21%	17%	22%	23%	20%

Primary Insurance In-force
Canada	$187,900	$172,400	$150,000	$119,700		$113,200	$112,200	$101,900	$92,800
Australia	221,400	224,500	205,100	185,200		174,100	167,300	133,100	133,600
Other International	68,500	65,000	59,800	56,000		44,700	40,100	36,600	30,400

Total International Primary Insurance In-force	$477,800	$461,900	$414,900	$360,900		$332,000	$319,600	$271,600	$256,800

Primary Risk In-force(4)
Canada
Flow	$51,200	$48,400	$41,800	$35,900		$33,800	$33,200	$30,500	$27,500
Bulk	14,600	11,900	10,700	6,000		5,800	6,100	5,200	5,000

Total Canada	65,800	60,300	52,500	41,900		39,600	39,300	35,700	32,500
Australia
Flow	67,200	68,200	64,100	59,300		56,300	54,200	42,500	41,900
Bulk	10,300	10,400	7,700	5,500		4,700	4,300	4,100	4,800

Total Australia	77,500	78,600	71,800	64,800		61,000	58,500	46,600	46,700
Other International
Flow	7,400	7,200	6,400	5,800		5,300	4,500	4,000	3,300
Bulk	700	700	900	1,100		400	400	300	300

Total Other International	8,100	7,900	7,300	6,900		5,700	4,900	4,300	3,600

Total International Primary Risk In-force	$151,400	$146,800	$131,600	$113,600		$106,300	$102,700	$86,600	$82,800

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. Pricing loss ratios for our international businesses are as follows: Canada 35-40%, Australia 25-35% and Europe 60-65%.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Includes the impact of the adjustment referenced on page 35 related to the reclassification of guarantee fund fees from net investment income to acquisition and operating expenses, net of deferrals, in the third quarter of 2007.

(4)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

% of Primary Risk In-force
Province and Territory	December 31, 2007	September 30, 2007
Ontario	50%	51%
British Columbia	16	15
Alberta	14	14
Quebec	14	14
Nova Scotia	2	2
Saskatchewan	1	1
Manitoba	1	1
New Brunswick	1	1
All Other	1	1

Total	100%	100%

Loan Amount
Over $250K	31%	30%
Over $100K to $250K	60	61
$100K or Less	9	9

Total	100%	100%

% of Primary Insurance In-force
By Policy Year
2000 and Prior	10%	11%
2001	3	4
2002	6	6
2003	8	9
2004	11	12
2005	13	14
2006	16	19
2007	33	25

Total	100%	100%

Average Primary Loan Size (in thousands)	$173	$168

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

% of Primary Risk In-force
State and Territory	December 31, 2007	September 30, 2007
New South Wales	34%	34%
Victoria	22	23
Queensland	21	20
Western Australia	9	10
South Australia	5	5
New Zealand	4	3
Australian Capital Territory	2	2
Tasmania	2	2
Northern Territory	1	1

Total	100%	100%

Loan Amount
Over $250K	42%	40%
Over $100K to $250K	46	46
$100K or Less	12	14

Total	100%	100%

% of Primary Insurance In-force
By Policy Year
2000 and Prior	10%	13%
2001	4	4
2002	7	8
2003	9	9
2004	11	12
2005	16	17
2006	21	21
2007	22	16

Total	100%	100%

Average Primary Loan Size (in thousands)	$159	$156

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(dollar amounts in millions)

Primary Insurance	December 31, 2007	September 30, 2007	December 31, 2006
Primary loans in-force	2,789,750	2,777,471	2,437,746
Primary loans delinquent	14,821	13,038	10,126
Primary delinquency rate	0.53%	0.47%	0.42%

Flow loans in-force	2,263,132	2,285,980	2,156,641
Flow loans delinquent	13,843	12,165	9,671
Flow delinquency rate	0.61%	0.53%	0.45%

Bulk loans in-force	526,618	491,491	281,105
Bulk loans delinquent(1)	978	873	455
Bulk delinquency rate	0.19%	0.18%	0.16%

(1)

Includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, bulk loans delinquent were 646, 685, and 324 for the periods ended December 31, 2007, September 30, 2007, and December 31, 2006, respectively.

Risk In-force by Loan-To-Value Ratio	December 31, 2007
Canada	Primary	Flow	Bulk
95.01% and above	$1,591	$1,591	$—
90.01% to 95.00%	19,251	19,251	—
80.01% to 90.00%	26,595	26,590	5
80.00% and below	18,350	3,782	14,568

Total Canada	$65,787	$51,214	$14,573

Australia
95.01% and above	$7,697	$7,696	$1
90.01% to 95.00%	13,156	13,140	16
80.01% to 90.00%	18,831	18,667	164
80.00% and below	37,804	27,721	10,083

Total Australia	$77,488	$67,224	$10,264

Other International
95.01% and above	$2,432	$2,356	$76
90.01% to 95.00%	3,007	2,918	89
80.01% to 90.00%	2,448	1,968	480
80.00% and below	235	162	73

Total Other International	$8,122	$7,404	$718

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$347	$364	$314	$320	$1,345	$226	$310	$322	$291	$1,149
Net investment income	47	40	44	32	163	45	23	23	22	113
Net investment gains (losses)	(2)	(1)	(2)	—	(5)	—	—	—	—	—
Insurance and investment product fees and other	6	7	7	5	25	2	7	7	6	22

Total revenues	398	410	363	357	1,528	273	340	352	319	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	60	60	51	58	229	36	49	54	48	187
Acquisition and operating expenses, net of deferrals	199	218	183	181	781	142	187	182	172	683
Amortization of deferred acquisition costs and intangibles	84	83	75	77	319	45	65	77	65	252
Interest expense	7	5	10	3	25	6	—	—	—	6

Total benefits and expenses	350	366	319	319	1,354	229	301	313	285	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	48	44	44	38	174	44	39	39	34	156
Provision for income taxes	13	15	10	9	47	11	13	10	9	43

INCOME FROM CONTINUING OPERATIONS	35	29	34	29	127	33	26	29	25	113
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	1	1	—	3	—	—	—	—	—

NET OPERATING INCOME(2)	$36	$30	$35	$29	$130	$33	$26	$29	$25	$113

Effective tax rate (operating income)	27.8%	35.1%	23.3%	22.8%	27.5%	23.8%	32.9%	27.2%	25.7%	27.4%

SALES:
Payment Protection:
Traditional indemnity premiums	$362	$378	$584	$364	$1,688	$203	$424	$454	$389	$1,470
Premium equivalents for administrative services only business	33	44	40	50	167	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	253	232	244	172	901	437	97	32	—	566

Total Payment Protection(3)	648	654	868	586	2,756	691	552	500	419	2,162
Mexico operations	22	19	18	19	78	18	18	15	16	67

Total Sales	$670	$673	$886	$605	$2,834	$709	$570	$515	$435	$2,229

SALES BY REGION:
Payment Protection
Established European Regions
Western region	$129	$173	$175	$198	$675	$172	$163	$172	$146	$653
Central region	150	157	146	122	575	120	124	113	114	471
Southern region	152	127	145	112	536	112	95	111	96	414
Nordic region	78	73	77	68	296	63	70	70	63	266
New Markets	61	50	43	34	188	21	3	2	—	26
Structured Deals(4)	78	74	282	52	486	203	97	32	—	332

Total Payment Protection	648	654	868	586	2,756	691	552	500	419	2,162
Mexico operations	22	19	18	19	78	18	18	15	16	67

Total Sales	$670	$673	$886	$605	$2,834	$709	$570	$515	$435	$2,229

PREMIUMS:
Continuing business	$348	$352	$305	$305	$1,310	$220	$288	$285	$266	$1,059
Travel and runoff block	(1)	12	9	15	35	6	22	37	25	90

Total Premiums	$347	$364	$314	$320	$1,345	$226	$310	$322	$291	$1,149

(1)

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on income or net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented above was a cumulative catch-up for the previous three quarters of 2006. To better facilitate the analysis of PPI’s sales, revenue and expense trends, page 44 presents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on income from continuing operations or net operating income for all periods presented.

(2)	Net operating income adjusted for foreign exchange for our payment protection insurance business was $31 million and $117 million for the three and twelve months ended December 31, 2007, respectively.

(3)	Sales adjusted for foreign exchange for our payment protection insurance business was $586 million and $2,533 million for the three and twelve months ended December 31, 2007, respectively.

(4)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance (Supplemental Analysis—2006 Quarters Adjusted for Change in Accounting)

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$347	$364	$314	$320	$1,345	$277	$287	$306	$279	$1,149
Net investment income	47	40	44	32	163	29	31	28	25	113
Net investment gains (losses)	(2)	(1)	(2)	—	(5)	—	—	—	—	—
Insurance and investment product fees and other	6	7	7	5	25	8	3	5	6	22

Total revenues	398	410	363	357	1,528	314	321	339	310	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	60	60	51	58	229	54	41	48	44	187
Acquisition and operating expenses, net of deferrals	199	218	183	181	781	151	183	179	170	683
Amortization of deferred acquisition costs and intangibles	84	83	75	77	319	64	56	72	60	252
Interest expense	7	5	10	3	25	1	2	1	2	6

Total benefits and expenses	350	366	319	319	1,354	270	282	300	276	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	48	44	44	38	174	44	39	39	34	156
Provision for income taxes	13	15	10	9	47	11	13	10	9	43

INCOME FROM CONTINUING OPERATIONS	35	29	34	29	127	33	26	29	25	113

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	1	1	—	3	—	—	—	—	—

NET OPERATING INCOME	$36	$30	$35	$29	$130	$33	$26	$29	$25	$113

Effective tax rate (operating income)	27.8%	35.1%	23.3%	22.8%	27.5%	23.8%	32.9%	27.2%	25.7%	27.4%

SALES:
Payment Protection:
Traditional indemnity premiums	$362	$378	$584	$364	$1,688	$476	$307	$369	$318	$1,470
Premium equivalents for administrative services only business	33	44	40	50	167	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	253	232	244	172	901	164	214	117	71	566

Total Payment Protection	648	654	868	586	2,756	691	552	500	419	2,162
Mexico operations	22	19	18	19	78	18	18	15	16	67

Total Sales	$670	$673	$886	$605	$2,834	$709	$570	$515	$435	$2,229

SALES BY REGION:
Payment Protection
Established European Regions
Western region	$129	$173	$175	$198	$675	$172	$163	$172	$146	$653
Central region	150	157	146	122	575	120	124	113	114	471
Southern region	152	127	145	112	536	112	95	111	96	414
Nordic region	78	73	77	68	296	63	70	70	63	266
New Markets	61	50	43	34	188	21	3	2	—	26
Structured Deals(1)	78	74	282	52	486	203	97	32	—	332

Total Payment Protection	648	654	868	586	2,756	691	552	500	419	2,162
Mexico operations	22	19	18	19	78	18	18	15	16	67

Total Sales	$670	$673	$886	$605	$2,834	$709	$570	$515	$435	$2,229

PREMIUMS:
Continuing business	$348	$352	$305	$305	$1,310	$271	$265	$269	$254	$1,059
Travel and runoff block	(1)	12	9	15	35	6	22	37	25	90

Total Premiums	$347	$364	$314	$320	$1,345	$277	$287	$306	$279	$1,149

Supplemental Analysis for Change in Accounting:

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on income or net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented on page 43 was treated as a cumulative catch-up for the previous three quarters of 2006.

To better facilitate the analysis of PPI's sales, revenue and expense trends, the above represents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on income from continuing operations or net operating income for all periods presented.

(1)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$171	$159	$148	$137	$615	$136	$118	$116	$116	$486
Net investment income	36	38	36	37	147	34	34	37	35	140
Net investment gains (losses)	5	1	—	—	6	4	1	1	—	6
Insurance and investment product fees and other	12	8	10	7	37	6	7	8	5	26

Total revenues	224	206	194	181	805	180	160	162	156	658

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	186	123	60	52	421	54	44	24	19	141
Acquisition and operating expenses, net of deferrals	35	30	34	32	131	32	37	34	33	136
Amortization of deferred acquisition costs and intangibles	7	10	8	8	33	6	9	7	8	30

Total benefits and expenses	228	163	102	92	585	92	90	65	60	307

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4)	43	92	89	220	88	70	97	96	351
Provision (benefit) for income taxes	(4)	3	26	24	49	24	17	24	24	89

INCOME (LOSS) FROM CONTINUING OPERATIONS	—	40	66	65	171	64	53	73	72	262

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(1)	—	—	(4)	(2)	—	(1)	—	(3)

NET OPERATING INCOME (LOSS)	$(3)	$39	$66	$65	$167	$62	$53	$72	$72	$259

Effective tax rate (operating income)	65.2%	7.1%	28.2%	27.1%	22.0%	26.3%	24.0%	25.2%	24.9%	25.1%

SALES:
New Insurance Written (NIW):
Flow	$16,000	$13,200	$10,800	$6,900	$46,900	$7,300	$6,900	$6,700	$5,500	$26,400
Bulk	2,200	2,800	11,100	6,100	22,200	8,100	1,200	1,400	1,300	12,000
Pool	100	100	200	100	500	200	100	100	—	400

Total U.S. Mortgage NIW	$18,300	$16,100	$22,100	$13,100	$69,600	$15,600	$8,200	$8,200	$6,800	$38,800

(1)

Included in the results for the fourth quarters of 2007 and 2006 are adjustments related to the premium recognition curve and loss factor updates. These adjustments had no impact on net operating income in 2007 and favorably impacted net operating income by $5 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$188	$167	$152	$140	$647	$138	$121	$119	$115	$493
New Risk Written
Flow	$4,117	$3,330	$2,658	$1,695	$11,800	$1,776	$1,773	$1,697	$1,404	$6,650
Bulk	55	82	380	198	715	257	40	41	102	440

Total Primary	4,172	3,412	3,038	1,893	12,515	2,033	1,813	1,738	1,506	7,090
Pool	6	5	7	3	21	9	3	2	2	16

Total New Risk Written	$4,178	$3,417	$3,045	$1,896	$12,536	$2,042	$1,816	$1,740	$1,508	$7,106

Primary Insurance In-force	$157,600	$144,800	$135,500	$120,500		$113,400	$104,000	$102,000	$100,500
Risk In-force
Flow	$29,817	$26,687	$24,442	$23,013		$22,484	$21,962	$21,555	$21,328
Bulk	1,487	1,436	1,354	978		783	534	498	460

Total Primary	31,304	28,123	25,796	23,991		23,267	22,496	22,053	21,788
Pool	393	414	428	436		452	468	494	516

Total Risk In-force	$31,697	$28,537	$26,224	$24,427		$23,719	$22,964	$22,547	$22,304

Loss Metrics—U.S. Mortgage Insurance
Paid Claims
Flow	$64	$49	$40	$38	$191	$35	$36	$32	$30	$133
Bulk	1	—	1	—	2	1	—	—	1	2

Total Primary	65	49	41	38	193	36	36	32	31	135
Pool	—	—	—	—	—	—	—	1	—	1

Total Paid Claims	$65	$49	$41	$38	$193	$36	$36	$33	$31	$136

Average Paid Claim (in thousands)	$39.2	$35.8	$32.5	$32.2		$29.8	$29.4	$26.1	$26.2
Number of Primary Delinquencies
Flow	35,489	27,609	22,970	21,804		22,966	22,001	21,021	22,070
Bulk(5)	5,470	3,147	2,086	1,566		1,330	1,082	1,048	1,057
Average Reserve Per Delinquency (in thousands)
Flow	$12.4	$12.0	$11.4	$11.3		$10.1	$9.8	$9.8	$9.7
Bulk(5)	5.1	4.4	3.1	2.1		3.0	3.3	3.4	3.6
Beginning Reserves	$345	$270	$251	$237	$237	$220	$212	$220	$232	$232
Paid claims	(65)	(49)	(41)	(38)	(193)	(36)	(36)	(33)	(31)	(136)
Increase (decrease) in reserves	187	124	60	52	423	53	44	25	19	141

Ending Reserves	$467	$345	$270	$251	$467	$237	$220	$212	$220	$237

Loss Ratio(1)	109%	78%	41%	38%	68%	40%	37%	21%	16%	29%
Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	25%	25%	28%	29%	27%	28%	38%	35%	36%	34%
Adjusted Expense Ratio(6)	23%	24%	27%	29%	25%	28%	37%	35%	36%	34%
Flow Persistency	85%	82%	78%	78%		76%	74%	71%	72%
Gross written premiums ceded to captives/total direct written premiums	21%	21%	22%	22%		23%	23%	24%	24%
Risk to Capital Ratio(3)	11.3:1	9.2:1	8.8:1	8.8:1		8.6:1	7.9:1	8.0:1	8.1:1

Average primary loan size (in thousands)	$164	$160
Primary risk in-force subject to captives	60%	61%
Primary risk in-force that is GSE conforming	95%	95%
Interest only risk in-force with initial reset > 5 years	94%	93%
Primary risk in-force with potential to reset in 2007(4)	N/A	1.6%
Primary risk in-force with potential to reset in 2008(4)	1.6%	2.0%

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles. For 2006, expense ratios have been restated as a result of a reclassification from acquisition and operating expenses, net of deferrals, to insurance and investment product fees and other.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

(4)	Represents < 5 year adjustable rate mortgages with 2% annual adjustment cap.

(5)

The reserve per delinquency calculation includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, the number of delinquencies for bulk loans were as follows:

Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
2,404	1,338	881	554	386	367	361	351

(6)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles. For 2006, expense ratios have been restated as a result of a reclassification from acquisition and operating expenses, net of deferrals, to insurance and investment product fees and other.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2007				2006
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679 (%)	59%	59%	59%	60%	59%	60%	60%	60%
Primary by FICO Scores 620-679	32%	32%	32%	32%	33%	32%	32%	32%
Primary by FICO Scores 575-619	7%	7%	7%	6%	6%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679 (%)	58%	58%	58%	58%	58%	59%	59%	59%
Flow by FICO Scores 620-679	33%	33%	33%	33%	33%	32%	33%	33%
Flow by FICO Scores 575-619	7%	7%	7%	7%	7%	7%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679 (%)	83%	83%	84%	83%	81%	79%	79%	77%
Bulk by FICO Scores 620-679	15%	15%	15%	15%	16%	16%	16%	17%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	2%	3%	3%	4%
Bulk by FICO Scores <575	1%	1%	0%	1%	1%	2%	2%	2%

Primary A minus and sub-prime	13%	13%	12%	12%	11%	11%	11%	11%

Primary Loans
Primary loans in-force	963,218	905,412	858,550	800,110	778,311	744,867	740,091	740,562
Primary loans delinquent	40,959	30,756	25,056	23,370	24,296	23,083	22,069	23,127
Primary delinquency rate	4.25%	3.40%	2.92%	2.92%	3.12%	3.10%	2.98%	3.12%

Flow loans in-force	769,481	715,970	674,730	646,004	638,833	631,181	628,744	632,759
Flow loans delinquent	35,489	27,609	22,970	21,804	22,966	22,001	21,021	22,070
Flow delinquency rate	4.61%	3.86%	3.40%	3.38%	3.59%	3.49%	3.34%	3.49%

Bulk loans in-force	193,737	189,442	183,820	154,106	139,478	113,686	111,347	107,803
Bulk loans delinquent(2)	5,470	3,147	2,086	1,566	1,330	1,082	1,048	1,057
Bulk delinquency rate	2.82%	1.66%	1.13%	1.02%	0.95%	0.95%	0.94%	0.98%

A minus and sub-prime loans in-force	109,262	100,512	89,023	79,405	75,234	72,678	70,595	69,066
A minus and sub-prime loans delinquent	12,863	9,632	7,646	6,875	7,258	6,773	6,185	6,064
A minus and sub-prime delinquency rate	11.77%	9.58%	8.59%	8.66%	9.65%	9.32%	8.76%	8.78%

Pool Loans
Insured loans in-force	19,081	21,118	20,653	20,074	21,597	17,926	18,142	18,613
Pool loans delinquent	428	442	398	415	402	446	477	500
Pool delinquency rate	2.24%	2.09%	1.93%	2.07%	1.86%	2.49%	2.63%	2.69%

(1)      Loans with unknown FICO scores are included in the 620-679 category.

(2)      Includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, bulk loans delinquent were as follows:

	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	2,404	1,338	881	554	386	367	361	351

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	December 31, 2007		September 30, 2007		December 31, 2006
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	24%	5.48%	25%	4.05%	26%	3.36%
South Central(2)	16	3.63%	17	2.97%	17	3.18%
Northeast(3)	13	3.99%	13	3.49%	13	3.34%
North Central(4)	12	3.71%	12	3.14%	12	2.80%
Pacific(5)	11	3.51%	10	2.19%	8	1.44%
Great Lakes(6)	9	5.60%	9	4.86%	10	4.75%
Plains(7)	6	2.87%	6	2.57%	6	2.52%
Mid-Atlantic(8)	5	3.23%	4	2.65%	4	2.21%
New England(9)	4	3.81%	4	2.95%	4	2.66%

Total	100%	4.25%	100%	3.40%	100%	3.12%

By State
Florida	9%	7.04%	9%	4.38%	9%	2.17%
Texas	7%	3.80%	7%	3.41%	7%	3.89%
New York	6%	3.18%	6%	2.79%	6%	2.59%
California	5%	4.24%	4%	2.35%	3%	0.99%
Illinois	5%	4.06%	5%	3.42%	5%	3.08%
Georgia	4%	5.91%	4%	4.65%	4%	4.22%
North Carolina	4%	4.16%	4%	3.65%	4%	4.04%
Pennsylvania	4%	4.73%	4%	4.23%	4%	4.47%
New Jersey	3%	4.51%	3%	3.79%	3%	3.14%
Ohio	3%	5.35%	3%	4.91%	4%	4.96%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee

(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah

(3)	New Jersey, New York and Pennsylvania

(4)	Illinois, Minnesota, Missouri and Wisconsin

(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington

(6)	Indiana, Kentucky, Michigan and Ohio

(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming

(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	December 31, 2007	September 30, 2007	December 31, 2006
Primary risk-in-force lender concentration (by original applicant)	$31,304	$28,123	$23,267
Top 10 lenders	12,987	11,027	8,829
Top 20 lenders	16,766	14,520	11,456

Loan-to-value ratio
95.01% and above	$8,845	$7,863	$5,378
90.01% to 95.00%	9,999	8,912	8,141
80.01% to 90.00%	11,086	10,017	9,028
80.00% and below	1,374	1,331	720

Total	$31,304	$28,123	$23,267

Loan grade
Prime	$27,240	$24,491	$20,670
A minus and sub-prime	4,064	3,632	2,597

Total	$31,304	$28,123	$23,267

Loan type(1)
Fixed rate mortgage
Flow	$28,616	$25,452	$21,171
Bulk	813	760	558
Adjustable rate mortgage
Flow	1,201	1,235	1,313
Bulk	674	676	225

Total	$31,304	$28,123	$23,267

Type of documentation
Alt-A
Flow	$1,566	$1,580	$1,334
Bulk	372	344	183
Standard(2)
Flow	28,251	25,107	21,150
Bulk	1,115	1,092	600

Total	$31,304	$28,123	$23,267

Mortgage term
15 years and under	$358	$360	$441
More than 15 years	30,946	27,763	22,826

Total	$31,304	$28,123	$23,267

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.

(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected default rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	As of December 31, 2007
Policy Year	Average Rate	Primary Insurance In-force	Percent of Total	Primary Risk In-force	Percent of Total
1997 and Prior	8.13%	$1,963	1.2%	$485	1.5%
1998	7.15%	816	0.5	215	0.7
1999	7.30%	968	0.6	245	0.8
2000	8.15%	630	0.4	154	0.5
2001	7.38%	2,216	1.4	557	1.8
2002	6.59%	5,496	3.5	1,337	4.3
2003	5.63%	21,266	13.5	3,595	11.5
2004	5.85%	11,560	7.3	2,507	8.0
2005	5.97%	17,105	10.9	4,213	13.5
2006	6.64%	30,775	19.5	5,862	18.7
2007	6.77%	64,805	41.2	12,134	38.7

Total portfolio		$157,600	100.0%	$31,304	100.0%

Occupancy and Property Type	As of December 31, 2007	As of September 30, 2007
Occupancy Status % of Primary Risk In-force
Primary residence	92.3%	92.1%
Second home	4.1	4.2
Non-owner occupied	3.6	3.7

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.6%	85.7%
Condominium	10.7	10.5
Multi-family and other	3.7	3.8

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2007
	Q4	Q3
GSE Alt-A
Risk in-force	$428	$383
Average FICO score	719	718
Loan-to-value ratio	79%	79%
Stop loss	97%	96%
Deductible	85%	83%

Portfolio
Risk in-force	$570	$571
Average FICO score	724	724
Loan-to-value ratio	76%	77%
Full documentation loans	97%	97%
Stop loss	100%	100%
Deductible	27%	27%

FHLB
Risk in-force	$382	$380
Average FICO score	743	743
Loan-to-value ratio	68%	68%
Full documentation loans	88%	88%
Stop loss	96%	97%
Deductible	100%	100%

Other
Risk in-force	$107	$102
Average FICO score	727	671
Loan-to-value ratio	94%	88%
Full documentation loans	100%	100%
Stop loss	11%	4%
Deductible	—	—
Total Bulk Risk In-force	$1,487	$1,436

Corporate and Other

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$4	$8	$5	$7	$24	$3	$10	$7	$7	$27
Net investment income	23	12	15	15	65	28	20	15	33	96
Net investment gains (losses)	(3)	(11)	(1)	—	(15)	9	—	(3)	(18)	(12)
Insurance and investment product fees and other	(3)	—	(1)	2	(2)	2	1	2	2	7

Total revenues	21	9	18	24	72	42	31	21	24	118

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	1	—	1	—	1	1	1	3
Acquisition and operating expenses, net of deferrals(2)	17	9	10	21	57	19	25	15	6	65
Amortization of deferred acquisition costs and intangibles(2)	1	2	1	14	18	1	2	1	1	5
Interest expense	60	59	63	60	242	58	51	53	56	218

Total benefits and expenses	78	70	75	95	318	78	79	70	64	291

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(57)	(61)	(57)	(71)	(246)	(36)	(48)	(49)	(40)	(173)
Benefit from income taxes	(19)	(21)	(20)	(24)	(84)	(10)	(15)	(14)	(13)	(52)

LOSS FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	(38)	(40)	(37)	(47)	(162)	(26)	(33)	(35)	(27)	(121)
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	4	4

LOSS FROM CONTINUING OPERATIONS	(38)	(40)	(37)	(47)	(162)	(26)	(33)	(35)	(23)	(117)
ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	6	—	—	7	(5)	—	1	12	8
Expenses related to reorganization, net of taxes	—	—	—	14	14	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	(4)	(4)

NET OPERATING LOSS	$(37)	$(34)	$(37)	$(33)	$(141)	$(31)	$(33)	$(34)	$(15)	$(113)

Effective tax rate (operating income)	29.9%	35.2%	34.1%	33.7%	33.2%	22.4%	29.6%	31.1%	26.9%	27.8%

(1)	Includes inter-segment eliminations.

(2)	Includes pretax reorganization costs for an impairment of internal-use software of $13 million and $8 million of severance and other employee termination related expenses in the first quarter of 2007.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Public fixed maturities		$26,166	35%	$25,684	35%	$24,721	34%	$24,915	35%	$24,604	35%
Private fixed maturities		10,425	14	10,712	15	10,692	15	10,657	15	10,653	15
Mortgage-backed (MBS):	Residential mortgage-backed securities	3,260	5	3,807	5	3,794	5	3,811	5	4,069	6
	Commercial mortgage-backed securities	5,148	7	5,397	7	5,480	8	5,708	8	5,047	7
Asset-backed (ABS):	Residential mortgage-backed securities	1,632	2	1,927	3	2,395	3	2,187	3	2,018	3
	Other	3,591	5	3,423	5	3,327	5	2,807	4	3,304	5
Tax exempt		2,227	3	2,153	3	2,369	3	2,212	3	2,231	3
Non-investment grade fixed maturities		2,705	4	2,672	4	2,789	4	2,816	4	2,758	4
Equity securities:			—				—		—		—
Common stocks and mutual funds		47	—	62	—	58	—	53	—	52	—
Preferred stocks		319	1	185	—	143	—	147	—	145	—
Commercial mortgage loans		8,953	12	8,839	12	8,798	12	8,508	12	8,357	12
Policy loans		1,651	2	1,650	2	1,635	2	1,494	2	1,489	2
Cash, cash equivalents and short-term investments		3,168	4	3,149	4	2,968	4	2,261	3	2,449	3
Securities lending		2,397	3	2,279	3	2,161	3	2,179	3	2,277	3
Other invested assets:	Limited partnerships(1)	632	1	554	1	424	1	357	1	207	—
	Derivatives:
	LTC forward starting swap-cash flow	655	1	372	1	223	—	394	1	493	1
	Other cash flow	15	—	9	—	3	—	6	—	5	—
	Fair value	83	—	33	—	4	—	19	—	10	—
	Equity index options-non-qualified	127	—	72	—	25	—	26	—	22	—
	Other non-qualified	20	—	10	—	5	—	8	—	10	—
	Trading portfolio	254	—	254	—	135	—	111	—	107	—
	Counterparty collateral	372	1	217	—	89	—	336	1	399	1
	Other(2)	44	—	—	—	364	1	315	—	303	—

Total invested assets and cash		$73,891	100%	$73,460	100%	$72,602	100%	$71,327	100%	$71,009	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$13,133	33%	$13,245	33%	$12,452	31%	$11,776	30%	$11,614	29%
1	Aa	6,811	17	7,141	18	7,176	18	6,392	16	5,588	14
1	A	11,368	29	11,247	28	11,746	29	12,267	31	12,839	33
2	Baa	6,791	17	6,713	17	6,605	17	7,315	18	7,496	19
3	Ba	1,210	3	1,258	3	1,237	3	1,325	3	1,320	3
4	B	530	1	565	1	655	2	635	2	611	2
5	Caa and lower	47	—	32	—	19	—	49	—	76	—
6	In or near default	6	—	3	—	7	—	9	—	9	—
Not rated	Not rated	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturities	$39,896	100%	$40,204	100%	$39,897	100%	$39,768	100%	$39,553	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$2,917	19%	$2,810	18%	$2,706	17%	$2,331	15%	$2,192	15%
1	Aa	2,128	14	2,300	15	2,463	16	2,278	15	2,148	14
1	A	3,852	25	4,079	26	4,095	26	4,335	28	4,557	30
2	Baa	5,449	36	5,568	36	5,535	35	5,603	37	5,493	36
3	Ba	789	5	702	4	744	5	658	4	579	4
4	B	78	1	79	1	90	1	102	1	132	1
5	Caa and lower	26	—	27	—	30	—	30	—	5	—
6	In or near default	5	—	6	—	6	—	7	—	7	—
Not rated	Not rated	14	—	—	—	1	—	1	—	18	—

	Total private fixed maturities	$15,258	100%	$15,571	100%	$15,670	100%	$15,345	100%	$15,131	100%

(1) Limited partnerships by type:
Distressed Bond and Equity Fund		$153		$135		$133		$130		$—
Real Estate		237		209		116		88		73
Infrastructure		104		92		72		30		23
Private Equity		67		63		67		73		77
Mezzanine		44		33		16		13		13
Strategic Equity		11		13		13		15		14
Strategic Funds		7		7		7		8		7
Oil and Gas		9		2		—		—		—

		$632		$554		$424		$357		$207

(2)	Effective September 30, 2007, the Canadian guarantee fund has been reclassed prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006
Fixed Maturities—Security Sector:	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
U.S. government, agencies & government sponsored entities	$594	1%	$645	1%	$632	1%	$516	1%	$864	2%
Tax exempt	2,228	4	2,155	4	2,371	4	2,220	4	2,231	4
Foreign government(1)	2,432	4	2,294	4	1,725	3	1,736	3	1,765	3
U.S. corporate	23,563	43	23,540	42	24,064	44	25,013	46	24,656	45
Foreign corporate	12,579	23	12,465	22	11,657	21	10,993	20	10,632	19
Mortgage-backed (MBS): Residential mortgage-backed securities	3,262	6	3,808	7	3,794	7	3,877	7	4,058	8
Commercial mortgage-backed securities	5,263	9	5,513	10	5,600	10	5,762	10	5,154	9
Asset-backed (ABS): Residential mortgage-backed securities	1,640	3	1,930	4	2,397	4	2,187	4	2,018	4
Other	3,593	7	3,425	6	3,327	6	2,809	5	3,306	6

Total fixed maturities(2)	$55,154	100%	$55,775	100%	$55,567	100%	$55,113	100%	$54,684	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$12,203	36%	$12,605	37%	$12,542	37%	$12,759	38%	$12,141	37%
Utilities and energy	6,174	18	5,962	18	5,885	18	6,139	18	6,040	18
Consumer—non cyclical	3,750	11	3,640	11	3,494	10	3,747	11	3,720	11
Consumer—cyclical	1,874	6	1,893	6	1,860	6	2,205	7	2,187	7
Capital goods	1,811	5	1,826	5	1,728	5	2,006	6	1,961	6
Industrial	1,520	4	1,455	4	1,413	4	1,458	4	1,491	5
Technology and communications	1,986	6	1,992	6	2,032	6	2,101	6	2,080	6
Transportation	1,237	4	1,200	3	1,059	3	1,132	3	1,118	3
Other	3,534	10	3,386	10	3,589	11	2,315	7	2,351	7

Subtotal	$34,089	100%	$33,959	100%	$33,602	100%	$33,862	100%	$33,089	100%
Non-Investment Grade:
Finance and insurance	$272	13%	$212	10%	$224	11%	$251	12%	$320	15%
Utilities and energy	186	9	214	11	227	11	231	11	198	9
Consumer—non cyclical	427	21	459	23	394	19	463	21	416	19
Consumer—cyclical	337	17	340	17	346	16	298	14	310	14
Capital goods	142	7	112	5	136	6	136	6	154	7
Industrial	220	11	231	11	268	13	276	13	271	12
Technology and communications	391	19	401	20	381	18	378	18	389	18
Transportation	59	3	68	3	71	3	104	5	112	5
Other	19	—	9	—	72	3	7	—	29	1

Subtotal	$2,053	100%	$2,046	100%	$2,119	100%	$2,144	100%	$2,199	100%

Total	$36,142	100%	$36,005	100%	$35,721	100%	$36,006	100%	$35,288	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,278	4%	$2,045	4%	$2,059	4%	$2,192	4%	$2,342	4%
Due after one year through five years	11,434	21	11,330	20	10,639	19	10,487	19	10,416	19
Due after five years through ten years	9,441	17	9,758	18	9,732	18	9,999	18	9,900	18
Due after ten years	18,243	33	17,966	32	18,019	32	17,800	32	17,490	32

Subtotal	41,396	75	41,099	74	40,449	73	40,478	73	40,148	73
Mortgage and asset-backed	13,758	25	14,676	26	15,118	27	14,635	27	14,536	27

Total fixed maturities	$55,154	100%	$55,775	100%	$55,567	100%	$55,113	100%	$54,684	100%

(1)    Effective September 30, 2007, the Canadian guarantee fund has been reclassed prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.

(2)    The following table sets forth the fair value of our fixed maturities by pricing source as of the date indicated:

	December 31, 2007
	Estimated Fair Value	% of Total
Priced via independent pricing services	$45,111	82%
Priced via broker expectations	3,261	6
Priced via internally developed matrices	6,728	12
Priced via other methods	54	—

Total fixed maturities	$55,154	100%

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Additional Information on Investments Backed by Sub-prime Residential Mortgage Loans

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans as of December 31, 2007:

	Estimated Fair Value by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total(1)
AAA	$163	$166	$130	$198	$102	$759
AA	61	112	52	13	91	329

Subtotal	224	278	182	211	193	1,088
A	87	147	81	4	—	319
BBB	30	41	1	—	—	72
BB	4	1	—	—	—	5
B	—	1	1	—	—	2

Total	$345	$468	$265	$215	$193	$1,486

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do have less than $1 million of mezzanine CDOs.

Gross Unrealized Losses by Vintage and Rating:

December 31, 2007

	Gross Unrealized Losses by Year of Loan Origination(2)
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(4)	$(7)	$(10)	$(18)	$(12)	$(51)
AA	(5)	(15)	(27)	(10)	(92)	(149)

Subtotal	(9)	(22)	(37)	(28)	(104)	(200)
A	(11)	(65)	(71)	—	—	(147)
BBB	(3)	(10)	—	—	—	(13)
BB	(1)	—	—	—	—	(1)
B	—	—	—	—	—	—

Total	$(24)	$(97)	$(108)	$(28)	$(104)	$(361)

September 30, 2007

	Gross Unrealized Losses by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(4)	$(4)	$(5)	$(5)	$(2)	$(20)
AA	(3)	(9)	(17)	(4)	(33)	(66)

Subtotal	(7)	(13)	(22)	(9)	(35)	(86)
A	(8)	(48)	(88)	(5)	—	(149)
BBB	(8)	(13)	—	—	—	(21)
BB	—	—	—	—	—	—
B	—	(2)	—	—	—	(2)

Total	$(23)	$(76)	$(110)	$(14)	$(35)	$(258)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans. The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	December 31, 2007
	Estimated Fair Value	% of Total
Priced via independent pricing services	$1,407	95%
Priced via broker expectations	76	5
Priced via other methods	3	—

Total sub-prime investments	$1,486	100%

(2)	As of December 31, 2007, there were also $2 million in unrealized gains on sub-prime investments, yielding an overall net unrealized loss of $359 million.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Additional Information on Investments Backed by Alt-A Residential Mortgage Loans

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans as of December 31, 2007:

	Estimated Fair Value by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total(1)
AAA	$214	$262	$126	$36	$81	$719
AA	32	274	99	—	18	423

Subtotal	246	536	225	36	99	1,142
A	71	130	61	10	2	274
BBB	10	15	6	—	—	31
B	—	—	1	—	—	1
Caa and lower	—	1	—	—	—	1

Total	$327	$682	$293	$46	$101	$1,449

Gross Unrealized Losses by Vintage and Rating:

December 31, 2007

	Gross Unrealized Losses by Year of Loan Origination(2)
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(7)	$(10)	$(1)	$(3)	$(7)	$(28)
AA	(2)	(26)	(12)	—	(2)	(42)

Subtotal	(9)	(36)	(13)	(3)	(9)	(70)
A	(4)	(27)	(19)	(3)	(1)	(54)
BBB	(4)	(7)	—	—	—	(11)
B	—	—	—	—	—	—
Caa and lower	—	—	—	—	—	—

Total	$(17)	$(70)	$(32)	$(6)	$(10)	$(135)

September 30, 2007

	Gross Unrealized Losses by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(4)	$(7)	$(1)	$(1)	$(2)	$(15)
AA	(1)	(10)	(6)	—	—	(17)

Subtotal	(5)	(17)	(7)	(1)	(2)	(32)
A	(1)	(12)	(11)	—	—	(24)
BBB	(1)	(4)	(4)	—	—	(9)

Total	$(7)	$(33)	$(22)	$(1)	$(2)	$(65)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans. The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	December 31, 2007
	Estimated Fair Value	% of Total
Priced via independent pricing services	$1,121	77%
Priced via broker expectations	317	22
Priced via internally developed matrices	11	1

Total Alt-A investments	$1,449	100%

(2)	As of December 31, 2007, there were also $4 million in unrealized gains on Alt-A investments, yielding an overall net unrealized loss of $131 million.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,339	26%	$2,317	26%	$2,333	26%	$2,303	27%	$2,321	28%
South Atlantic	2,057	23	2,073	23	1,967	22	1,870	22	1,798	21
Middle Atlantic	1,226	14	1,110	13	1,122	13	1,124	13	1,115	13
East North Central	874	10	872	10	860	10	858	10	835	10
Mountain	794	9	790	9	764	9	821	10	815	10
West South Central	409	4	388	4	369	4	344	4	357	4
West North Central	464	5	468	5	551	7	549	7	535	7
East South Central	296	3	316	4	293	3	292	3	280	3
New England	514	6	522	6	553	6	360	4	311	4

Subtotal	8,973	100%	8,856	100%	8,812	100%	8,521	100%	8,367	100%

Allowance for losses	(26)		(21)		(18)		(17)		(15)
Unamortized fees and costs	6		4		4		4		5

Total	$8,953		$8,839		$8,798		$8,508		$8,357

Property Type
Office	$2,454	27%	$2,422	27%	$2,463	28%	$2,364	28%	$2,319	28%
Industrial	2,326	26	2,322	26	2,315	26	2,258	27	2,211	26
Retail	2,465	27	2,438	28	2,369	27	2,238	26	2,203	26
Apartments	1,054	12	975	11	962	11	972	11	987	12
Mixed use/other	674	8	699	8	703	8	689	8	647	8

Subtotal	8,973	100%	8,856	100%	8,812	100%	8,521	100%	8,367	100%

Allowance for losses	(26)		(21)		(18)		(17)		(15)
Unamortized fees and costs	6		4		4		4		5

Total	$8,953		$8,839		$8,798		$8,508		$8,357

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,671	41%	$3,691	42%	$3,684	42%	$3,583	42%	$3,557	43%
$5 million but less than $10 million	2,073	23	2,064	23	2,039	23	1,944	23	1,885	23
$10 million but less than $20 million	1,646	18	1,635	19	1,636	19	1,674	20	1,638	19
$20 million but less than $30 million	442	5	485	5	490	5	461	5	507	6
$30 million and over	1,116	13	981	11	963	11	859	10	781	9

Subtotal	8,948	100%	8,856	100%	8,812	100%	8,521	100%	8,368	100%

Net premium/discount	25		—		—		—		(1)

Total	$8,973		$8,856		$8,812		$8,521		$8,367

	December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$21		$18		$17		$15		$14
Provisions	5		3		1		2		1
Releases	—		—		—		—		—

Ending balance	$26		$21		$18		$17		$15

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable(1)	$802	$821	$792	$774	$3,189	$778	$724	$720	$708	$2,930
Fixed maturities—non-taxable	25	26	26	25	102	28	32	31	31	122
Commercial mortgage loans	142	142	134	130	548	127	125	136	119	507
Equity securities	11	6	7	7	31	3	6	7	7	23
Other invested assets	28	37	22	10	97	19	9	12	11	51
Policy loans	38	36	36	34	144	34	32	32	30	128
Restricted investments held by securitization entities	—	—	—	—	—	—	—	—	7	7
Cash, cash equivalents and short-term investments	32	28	32	27	119	35	23	20	17	95

Gross investment income before expenses and fees	1,078	1,096	1,049	1,007	4,230	1,024	951	958	930	3,863
Expenses and fees	(25)	(22)	(25)	(23)	(95)	(21)	(19)	(18)	(18)	(76)

Net investment income	$1,053	$1,074	$1,024	$984	$4,135	$1,003	$932	$940	$912	$3,787

Annualized Yields
Fixed maturities—taxable(1)	5.9%	6.1%	6.0%	5.9%	6.0%	6.1%	5.8%	5.8%	5.7%	5.8%
Fixed maturities—non-taxable	4.6%	4.8%	4.6%	4.8%	4.7%	4.8%	4.7%	4.5%	4.4%	4.7%
Commercial mortgage loans	6.4%	6.4%	6.2%	6.2%	6.3%	6.1%	6.2%	6.9%	6.3%	6.4%
Equity securities	16.0%	13.4%	16.1%	15.2%	14.5%	8.0%	15.9%	16.1%	12.3%	12.3%
Other invested assets	10.6%	15.7%	10.0%	5.4%	10.6%	12.2%	6.7%	10.3%	10.5%	9.9%
Policy loans	9.2%	9.0%	9.2%	9.0%	9.1%	9.0%	8.5%	9.1%	8.8%	8.9%
Restricted investments held by securitization entities	—	—	—	—	—	—	—	—	8.2%	5.1%
Cash, cash equivalents and short-term investments	4.0%	3.6%	5.0%	4.6%	4.2%	5.8%	4.0%	3.6%	3.6%	4.3%

Gross investment income before expenses and fees	6.0%	6.2%	6.0%	5.9%	6.0%	6.1%	5.8%	5.9%	5.8%	5.9%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.9%	6.1%	5.9%	5.8%	5.9%	6.0%	5.7%	5.8%	5.7%	5.8%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

(1)

Includes imputed investment income related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the fourth quarter of 2006 and forward to reflect deposit accounting.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Net Investment Gains (Losses), Net of Taxes and Other Adjustments-Details

(amounts in millions)

2007
Q4(1)
Net Investment Gains (Losses), Net of Taxes and Other Adjustments
Net realized gains (losses) on available-for-sale securities:
U.S. corporate fixed maturities	$1
Mortgage-backed (MBS) fixed maturities	(5)
Asset-backed (ABS) fixed maturities	(1)
Equity securities	2

Total net realized gains (losses) on available-for-sale securities	(3)

Impairments:
Public corporate fixed maturities	(19)
Limited partnerships	(1)
Equity securities	(3)
Alt-A residential mortgage-backed securities
A	(7)
BBB	(7)
Below BBB	(8)
Sub-prime residential mortgage-backed securities
A	(18)
BBB	(19)
Below BBB	(34)
Other mortgage-backed securities	(7)

Total impairments	(123)

Net unrealized gains (losses) on trading securities	(7)
Derivative instruments	(3)
Commercial mortgage loans held-for-sale market valuation allowance	(3)

Net investment gains (losses), net of taxes	(139)

DAC and other intangible amortization related to net investment gains (losses)	5

Net investment gains (losses), net of taxes and other adjustments	$(134)

(1)	Amounts shown net of tax

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
GAAP Basis ROE
Net income for the twelve months ended(1)	$1,220	$1,415	$1,380	$1,318	$1,328
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income(2)	$12,431	$12,310	$12,181	$12,046	$11,987
GAAP Basis ROE(1) divided by(2)	9.8%	11.5%	11.3%	10.9%	11.1%

Operating ROE
Net operating income for the twelve months ended(1)	$1,373	$1,414	$1,343	$1,320	$1,317
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income(2)	$12,431	$12,310	$12,181	$12,046	$11,987
Operating ROE(1) divided by(2)	11.0%	11.5%	11.0%	11.0%	11.0%

(1)	The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 9 herein.

(2)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, but including equity related to discontinued operations, for the most recent five quarters.

	Three months ended
Quarterly Average ROE	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
GAAP Basis ROE
Net income for the period ended(3)	$178	$339	$379	$324	$373
Average stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$12,686	$12,518	$12,307	$12,185	$12,158
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	5.6%	10.8%	12.3%	10.6%	12.3%

Operating ROE
Net operating income for the period ended(3)	$314	$368	$351	$340	$355
Average stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$12,686	$12,518	$12,307	$12,185	$12,158
Annualized Operating Quarterly Basis ROE(3) divided by(4)	9.9%	11.8%	11.4%	11.2%	11.7%

(3)	Net income and net operating income from page 9 herein.

(4)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, but including equity related to discontinued operations, for the most recent four quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$551	$540	$495	$489	$2,075	$446	$493	$483	$436	$1,858
Total revenues (2)	$2,775	$2,875	$2,765	$2,710	$11,125	$2,657	$2,615	$2,571	$2,442	$10,285

Expense ratio (1) divided by (2)	19.9%	18.8%	17.9%	18.0%	18.7%	16.8%	18.9%	18.8%	17.9%	18.1%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$551	$540	$495	$489	$2,075	$446	$493	$483	$436	$1,858
Less Managed Money	70	69	65	60	264	53	38	39	37	167
Less Payment Protection Insurance business	199	218	183	181	781	142	187	182	172	683
Less expenses related to reorganization(a)	—	—	—	8	8	—	—	—	—	—

Adjusted acquisition and operating expenses, net of deferrals (3)	$282	$253	$247	$240	$1,022	$251	$268	$262	$227	$1,008

Total revenues	$2,775	$2,875	$2,765	$2,710	$11,125	$2,657	$2,615	$2,571	$2,442	$10,285
Less Managed Money	90	88	82	76	336	65	46	47	41	199
Less Payment Protection Insurance business	398	410	363	357	1,528	273	340	352	319	1,284
Less net investment gains (losses)	(214)	(48)	(51)	(19)	(332)	8	(6)	(49)	(22)	(69)

Adjusted total revenues (4)	$2,501	$2,425	$2,371	$2,296	$9,593	$2,311	$2,235	$2,221	$2,104	$8,871

Adjusted expense ratio (3) divided by (4)	11.3%	10.4%	10.4%	10.5%	10.7%	10.9%	12.0%	11.8%	10.8%	11.4%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s Managed Money and Payment Protection Insurance businesses. The Managed Money and Payment Protection Insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses associated with our reorganization announced in the first quarter of 2007.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2007					2006
	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,670	$1,600	$1,549	$1,511	$6,330	$1,446	$1,505	$1,480	$1,371	$5,802
Less Payment Protection Insurance run-off and Travel Insurance premiums	(1)	12	9	15	35	6	22	37	25	90
Less Retirement Income—Spread-Based premiums	135	118	151	154	558	146	210	200	180	736
Less impact of changes in foreign exchange rates	73	42	33	32	180

Core premiums	$1,463	$1,428	$1,356	$1,310	$5,557	$1,294	$1,273	$1,243	$1,166	$4,976

Reported premium percentage change from prior year	15.5%	6.3%	4.7%	10.2%	9.1%
Core premium percentage change from prior year	13.1%	12.2%	9.1%	12.3%	11.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on run-off and Travel Insurance blocks in our Payment Protection Insurance business, premiums from our Retirement Income—Spread-Based business and the impact of changes in foreign exchange rates. The Retirement Income—Spread-Based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

		2007					2006
	(Assets—amounts in billions)	Q4	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$73.9	$73.5	$72.6	$71.3	$73.9	$71.0	$68.7	$65.5	$66.7	$71.0
	Subtract:
	Securities lending	2.4	2.3	2.2	2.2	2.4	2.3	1.6	0.9	1.6	2.3
	Unrealized gains (losses)	(0.3)	(0.3)	(0.2)	1.0	(0.3)	1.2	0.6	(0.7)	0.2	1.2
	Derivative counterparty collateral	0.4	0.2	0.1	0.3	0.4	0.4	0.4	0.2	0.3	0.4

	Adjusted end-of-period invested assets	$71.4	$71.3	$70.5	$67.8	$71.4	$67.1	$66.1	$65.1	$64.6	$67.1

(A)	Average Invested Assets used in Reported Yield	$71.4	$70.9	$69.2	$67.5	$69.6	$66.6	$65.6	$64.8	$64.5	$65.6
	Subtract: limited partnership investments (average balance)	0.5	0.3	0.3	0.2	0.3	0.2	0.2	0.1	0.1	0.2

(B)	Average Invested Assets used in Core Yield Calculation	70.9	70.6	68.9	67.3	69.3	66.4	65.4	64.7	64.4	65.4
	Subtract: portfolios supporting floating and short-term products	14.1	14.2	13.4	12.2	13.5	11.0	10.4	10.0	9.1	10.2

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$56.8	$56.4	$55.5	$55.1	$55.8	$55.4	$55.0	$54.7	$55.3	$55.2

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$1,053	$1,074	$1,024	$984	$4,135	$1,003	$932	$940	$912	$3,787
	Subtract certain investment items(1)	35	67	46	29	177	54	9	38	27	128

(E)	Core Net Investment Income	1,018	1,007	978	955	3,958	949	923	902	885	3,659
	Subtract: investment income from portfolios supporting floating and short-term products	205	209	196	180	790	165	147	139	120	571

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$813	$798	$782	$775	$3,168	$784	$776	$763	$765	$3,088

(D)/(A)	Reported Yield	5.90%	6.06%	5.92%	5.84%	5.94%	6.02%	5.69%	5.80%	5.66%	5.77%
(E)/(B)	Core Yield	5.74%	5.71%	5.68%	5.68%	5.71%	5.72%	5.65%	5.57%	5.50%	5.59%
(F)/(C)	Core Yield (excl. Floating and Short-Term)	5.73%	5.66%	5.64%	5.63%	5.67%	5.66%	5.65%	5.58%	5.53%	5.59%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Includes bond calls, commercial mortgage loan prepayments, limited partnerships, commercial mortgage loan loss reserves (only during 2006) and other items. Among the other items is imputed investment income related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the fourth quarter of 2006 and forward to reflect deposit accounting. Other items also include a $16 million adjustment in the third quarter of 2007 associated with the reclassification of expense from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poors (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P	Moody’s	Fitch
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA
Genworth Financial Assurance Corporation	Not rated	Aa2	AA
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aaa.mx	AAA(mex)

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its ‘‘A+’’ (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The ‘‘A+’’ (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from ‘‘A++’’ to ‘‘F.’’

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

GENWORTH FINANCIAL, INC.

4Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aaa.mx” demonstrate the strongest creditworthiness relative to other issuers in Mexico.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations, risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 21 ratings categories. The “AAA(mex)” rating denotes the highest rating assigned within the scale for Mexico. The rating is assigned to the policyholder obligations of the “best” insurance entities relative to all other issuers or issues in Mexico, across all industries and obligation types.

DBRS states that long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com

Kelly Groh, 804-281-6321

Kelly.Groh@genworth.com